UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10221

ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  November 30, 2006

Date of reporting period:    May 31, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Global Value Fund


Semi-Annual Report

May 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



July 20, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Value Fund (the "Fund") for the semi-annual reporting period ended May 31, 2006.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities from around the world, including the United States. The Fund's investment policies emphasize investments in companies determined by the Bernstein Value Equities research unit to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of its currency risk, the Fund may, from time to time, invest in currency futures or forward contracts.

Investment Results

The table on page 3 provides performance data for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended May 31, 2006.

The Fund outperformed its benchmark, the MSCI World Index, for both the six- and 12-month periods ended May 31, 2006 due primarily to positive stock selection. During both periods, the contributors to the Fund's outperformance were varied. In particular, stock selection was strong in the industrial commodities, capital equipment, finance, energy and technology sectors. In addition, underweighted positions in the technology and consumer cyclicals sectors also enhanced the Fund's outperformance during both periods under review.

For the six-month reporting period, the Fund's performance was also enhanced by overweighted positions in the energy and capital equipment sectors.

For the 12-month period ended May 31, 2006, the Fund's performance was also enhanced by overweighted positions in the finance and energy sectors, in addition to a large underweighted position in the medical sector.

Market Review and Investment Strategy

After continuing to rise through April, the equity markets took a tumble in early May. This occurred amid growing concern that central banks will keep raising interest rates to tame inflation, potentially dampening economic growth and hurting corporate earnings. This downturn was broadly based across regions and sectors, but "riskier" asset classes, such as emerging-market stocks, for example, which had led the market up in recent years, were among the biggest fallers.

The Fund's Global Value Investment Policy Group (the "Group") continues to find attractive opportunities in many of the same sectors as earlier in the year. The group continues to use fundamental research and quantitative tools to find many companies attractively valued, such as those in the capital equipment, energy, financial and emerging markets areas.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 1


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be "value" stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. A substantial amount of the Fund's assets may be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


2 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


HISTORICAL PERFORMANCE
(continued from previous page)

                                                           Returns
THE FUND VS. ITS BENCHMARK                      -----------------------------
PERIODS ENDED MAY 31, 2006                         6 Months     12 Months
-----------------------------------------------------------------------------
AllianceBernstein Global Value Fund
  Class A                                            13.29%        26.52%
  Class B                                            12.81%        25.49%
  Class C                                            12.96%        25.64%
  Advisor Class*                                     13.45%        26.83%
  Class R*                                           13.12%        26.23%
  Class K*                                           13.22%        26.43%
  Class I*                                           13.47%        26.90%
MSCI World Index                                      8.44%        17.98%


* Please note that these share classes are for investors purchasing shares through institutional pension plans.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2006

--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                             26.52%         21.16%
5 Years                            10.27%          9.31%
Since Inception*                   10.46%          9.55%

Class B Shares
1 Year                             25.49%         21.49%
5 Years                             9.50%          9.50%
Since Inception*                    9.67%          9.67%

Class C Shares
1 Year                             25.64%         24.64%
5 Years                             9.54%          9.54%
Since Inception*                    9.71%          9.71%

Advisor Class Shares+
1 Year                             26.83%         26.83%
5 Years                            10.59%         10.59%
Since Inception*                   10.75%         10.75%

Class R Shares+
1 Year                             26.23%         26.23%
Since Inception*                   16.89%         16.89%

Class K Shares+
1 Year                             26.43%         26.43%
Since Inception*                   17.11%         17.11%

Class I Shares+
1 Year                             26.90%         26.90%
Since Inception*                   17.46%         17.46%


* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 2.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2006)

--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                            18.32%
5 Years                                            9.50%
Since Inception*                                   9.28%

Class B Shares
1 Year                                            18.71%
5 Years                                            9.68%
Since Inception*                                   9.40%

Class C Shares
1 Year                                            21.68%
5 Years                                            9.71%
Since Inception*                                   9.42%

Advisor Class Shares+
1 Year                                            23.95%
5 Years                                           10.77%
Since Inception*                                  10.47%

Class R Shares+
1 Year                                            23.37%
Since Inception*                                  15.31%

Class K Shares+
1 Year                                            23.47%
Since Inception*                                  15.51%

Class I Shares+
1 Year                                            24.01%
Since Inception*                                  15.89%


* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 2.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                       Beginning                          Ending
                     Account Value                     Account Value                  Expenses Paid
                   December 1, 2005                    May 31, 2006                   During Period*
            ------------------------------   -------------------------------   ---------------------------
               Actual       Hypothetical        Actual       Hypothetical**      Actual      Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A        $1,000          $1,000         $1,132.93         $1,018.15        $ 7.23         $ 6.84
Class B        $1,000          $1,000         $1,128.13         $1,014.56        $11.04         $10.45
Class C        $1,000          $1,000         $1,129.55         $1,014.66        $10.94         $10.35
Advisor
  Class        $1,000          $1,000         $1,134.45         $1,019.70        $ 5.59         $ 5.29
Class R        $1,000          $1,000         $1,131.16         $1,017.00        $ 8.45         $ 8.00
Class K        $1,000          $1,000         $1,132.19         $1,017.80        $ 7.60         $ 7.19
Class I        $1,000          $1,000         $1,134.74         $1,019.80        $ 5.48         $ 5.19

* Expenses are equal to the classes' annualized expense ratios of 1.36%, 2.08%, 2.06%, 1.05%, 1.59%, 1.43% and 1.03%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


6 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


PORTFOLIO SUMMARY
May 31, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $296.7


SECTOR BREAKDOWN*
[ ]  32.8%   Financial                          [PIE CHART OMITTED]
[ ]  13.9%   Capital Equipment
[ ]  13.7%   Energy
[ ]   7.7%   Industrial Commodities
[ ]   7.3%   Consumer Staples
[ ]   4.7%   Utilities
[ ]   4.0%   Technology
[ ]   3.2%   Consumer Cyclicals
[ ]   2.7%   Technology/Electronics
[ ]   2.2%   Medical
[ ]   2.0%   Consumer Growth
[ ]   1.8%   Transportation
[ ]   1.5%   Telecommunications
[ ]   0.7%   Construction & Housing

[ ]   1.8%   Short-Term


COUNTRY BREAKDOWN*
[ ]  37.2%   United States                      [PIE CHART OMITTED]
[ ]  12.8%   Japan
[ ]  12.7%   United Kingdom
[ ]   7.6%   France
[ ]   5.7%   Germany
[ ]   3.9%   Canada
[ ]   2.5%   Spain
[ ]   2.1%   Cayman Islands
[ ]   2.0%   Netherlands
[ ]   1.7%   Brazil
[ ]   1.6%   South Korea
[ ]   1.4%   Switzerland
[ ]   1.0%   Italy
[ ]   6.0%   Other

[ ]   1.8%   Short-Term


* All data are as of May 31, 2006. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 1.0% weightings in Australia, Austria, Belgium, Bermuda, China, Hong Kong, Hungary, Indonesia, Israel, Singapore, South Africa, Taiwan and Thailand.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 7


TEN LARGEST HOLDINGS
May 31, 2006 (unaudited)

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
-------------------------------------------------------------------------------
Citigroup, Inc.                                  $  6,132,920           2.1%
Renault, SA                                         6,007,868           2.0
Bank of America Corp.                               5,842,364           2.0
ING Groep NV                                        5,739,074           1.9
General Electric Co.                                5,615,214           1.9
Orix Corp.                                          5,462,265           1.8
Continental AG                                      5,221,557           1.8
JFE Holdings, Inc.                                  5,085,366           1.7
Hewlett-Packard Co.                                 4,973,568           1.7
Toyota Motor Corp.                                  4,698,303           1.6
-------------------------------------------------------------------------------
                                                 $ 54,778,499          18.5%


8 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


PORTFOLIO OF INVESTMENTS
May 31, 2006 (unaudited)


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-97.4%

Financial-32.5%
Banking-7.1%
Bank Hapoalim, Ltd.                                   204,400     $     950,418
Bank Leumi Le-Israel                                  217,500           815,931
Bank of Nova Scotia                                         3               120
Credit Suisse Group(a)                                 72,900         4,216,186
Fortis                                                 62,200         2,270,604
HBOS Plc                                              200,070         3,422,033
Industrial Bank of Korea                               31,400           542,674
Kookmin Bank                                            7,000           566,387
Royal Bank of Scotland Group Plc                      116,700         3,765,214
Sumitomo Mitsui Financial Group, Inc.                     439         4,487,038
                                                                  -------------
                                                                     21,036,605
Banks-NYC-2.5%
Citigroup, Inc.                                       124,400         6,132,920
J.P. Morgan Chase & Co.                                28,000         1,193,920
                                                                  -------------
                                                                      7,326,840
Financial Services-2.0%
Orix Corp.                                             18,900         5,462,265
Unibanco-Uniao de Bancos Brasileiros, SA
  (GDR)                                                 9,600           612,768
                                                                  -------------
                                                                      6,075,033
Insurance-8.0%
Assurances Generales de France                         34,825         4,217,664
Aviva Plc                                             306,191         4,247,057
Friends Provident Plc                                 681,650         2,262,755
ING Canada, Inc.                                       31,200         1,590,449
ING Groep NV                                          146,500         5,739,074
Muenchener Rueckversicherungs-Gesellschaft
  AG                                                   24,071         3,266,115
Royal & Sun Alliance Insurance Group Plc              764,616         1,838,773
Sanlam, Ltd.                                          292,050           664,455
                                                                  -------------
                                                                     23,826,342
Life Insurance-1.5%
Genworth Financial, Inc. Cl.A                          60,200         2,016,098
MetLife, Inc.                                          49,100         2,527,177
                                                                  -------------
                                                                      4,543,275
Major Regional Banks-2.5%
Bank of America Corp.                                 120,710         5,842,364
Wachovia Corp.                                         29,900         1,599,650
                                                                  -------------
                                                                      7,442,014
Multi-Line Insurance-2.5%
American International Group, Inc.                     50,400         3,064,320
The Hartford Financial Services Group, Inc.            49,000         4,309,060
                                                                  -------------
                                                                      7,373,380


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 9


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Property - Casualty Insurance-2.3%
Chubb Corp.                                            29,600     $   1,495,688
PartnerRe, Ltd.                                        15,200           933,584
The St. Paul Travelers Cos., Inc.                      34,730         1,528,814
XL Capital, Ltd. Cl.A                                  43,400         2,746,352
                                                                  -------------
                                                                      6,704,438
Real Estate-0.1%
Sino Land Co., Ltd                                    253,469           386,942

Savings & Loan-2.7%
Federal Home Loan Mortgage Corp.                       72,500         4,352,900
Federal National Mortgage Association                  74,400         3,701,400
                                                                  -------------
                                                                      8,054,300
Miscellaneous-1.3%
Merrill Lynch & Co., Inc.                              27,200         1,969,552
The Goldman Sachs Group, Inc.                          11,900         1,796,305
                                                                  -------------
                                                                      3,765,857
                                                                  -------------
                                                                     96,535,026
Capital Equipment-13.8%
Aerospace & Defense-2.8%
BAE Systems Plc                                       346,600         2,477,537
European Aeronautic Defence & Space Co.                72,570         2,587,543
The Boeing Co.                                         37,300         3,105,225
                                                                  -------------
                                                                      8,170,305
Automobiles-6.0%
Continental AG                                         47,700         5,221,557
Honda Motor Co., Ltd.                                  23,000         1,516,604
PT Astra International Tbk                            457,500           486,176
Renault, SA                                            52,200         6,007,868
Toyota Motor Corp.                                     87,800         4,698,303
                                                                  -------------
                                                                     17,930,508
Electrical Equipment-1.9%
General Electric Co.                                  163,900         5,615,214

Machinery & Engineering-1.6%
MAN AG                                                 40,000         2,885,414
Sumitomo Heavy Industries, Ltd.                       197,000         1,861,290
                                                                  -------------
                                                                      4,746,704
Miscellaneous Capital Goods-1.5%
Mitsubishi Corp.                                       77,000         1,636,262
Textron, Inc.                                          31,100         2,827,923
                                                                  -------------
                                                                      4,464,185
                                                                  -------------
                                                                     40,926,916
Energy-13.6%
Energy Sources-8.6%
BP Plc                                                116,400         1,372,099
Canadian Natural Resources, Ltd.                       64,700         3,406,809
China Petroleum & Chemical Corp. Cl.H                 836,000           504,737


10 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
ENI SpA                                                98,950     $   2,983,677
Husky Energy, Inc.                                     32,400         1,903,114
MOL Magyar Olaj-es Gazipari Rt.                        17,500         1,792,426
Nexen, Inc.                                            37,700         2,096,346
OMV AG                                                 24,000         1,397,199
Petroleo Brasileiro, SA (ADR)                          25,200         1,924,272
PTT Public Co., Ltd.                                   88,500           561,610
Repsol YPF, SA                                        118,700         3,315,819
Total SA Rights for Arkema, expiring 6/26/06(b)        15,600            55,372
Total, SA                                              62,400         4,047,439
                                                                  -------------
                                                                     25,360,919
Offshore Drilling-1.2%
GlobalSantaFe Corp.                                    58,820         3,536,847

Oils - Integrated Domestic-2.3%
ConocoPhillips                                         41,050         2,598,054
Occidental Petroleum Corp.                             42,900         4,250,961
                                                                  -------------
                                                                      6,849,015
Oils - Integrated International-1.5%
Chevron Corp.                                          76,200         4,555,998
                                                                  -------------
                                                                     40,302,779
Industrial Commodities-7.6%
Chemical-1.1%
Hanwha Chemical Corp.                                  35,200           367,894
Mitsui Chemicals, Inc.                                405,000         2,862,569
                                                                  -------------
                                                                      3,230,463
Forest & Paper-0.1%
Suzano Bahia Sul Papel e Celulose, SA                  50,000           287,568

Metal - Nonferrous-1.3%
Xstrata Plc                                            98,140         3,910,539

Metal - Steel-4.4%
Arcelor                                                37,020         1,581,196
China Steel Corp. (GDR)                                19,908           382,234
Gerdau, SA (ADR)                                       73,800         1,055,340
INI Steel Co.                                          26,590           955,099
IPSCO, Inc.                                            15,300         1,434,991
JFE Holdings, Inc.                                    117,700         5,085,366
POSCO                                                   5,400         1,405,344
Usinas Siderurgicas de Minas Gerais SA                 38,300         1,250,443
                                                                  -------------
                                                                     13,150,013
Mining & Metals-0.4%
Teck Cominco, Ltd. Cl.B                                18,200         1,158,257

Paper-0.3%
Smurfit-Stone Container Corp.(b)                       77,400           926,478
                                                                  -------------
                                                                     22,663,318


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 11


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Staples-7.2%
Beverages - Soft, Lite & Hard-0.3%
PepsiCo, Inc.                                          14,000     $     846,440

Beverages & Tobacco-1.2%
Japan Tobacco, Inc.                                       965         3,446,717

Food & Household Products-1.5%
Delhaize Group                                          6,300           404,559
J Sainsbury Plc                                       526,100         3,143,228
Tate & Lyle Plc                                        94,100         1,005,533
                                                                  -------------
                                                                      4,553,320
Restaurants-0.4%
McDonald's Corp.                                       37,900         1,257,143

Retail - Food-2.0%
Safeway, Inc.                                         126,700         2,987,586
SUPERVALU, Inc.                                        14,000           408,240
The Kroger Co.                                        134,200         2,698,762
                                                                  -------------
                                                                      6,094,588
Soaps-0.3%
The Clorox Co.                                         12,000           758,280

Tobacco-1.5%
Altria Group, Inc.                                     61,750         4,467,613
                                                                  -------------
                                                                     21,424,101
Utilities-4.7%
Electric Companies-0.9%
American Electric Power Co., Inc.                      28,550           978,409
Entergy Corp.                                          25,800         1,808,838
                                                                  -------------
                                                                      2,787,247
Telephone-1.2%
Embarq Corp.(b)                                         7,460           310,858
Sprint Corp.                                          149,200         3,164,532
                                                                  -------------
                                                                      3,475,390
Utility (Electric & Gas)-2.6%
E.ON AG                                                31,700         3,675,347
Endesa, SA                                            116,800         3,914,745
                                                                  -------------
                                                                      7,590,092
                                                                  -------------
                                                                     13,852,729
Technology-4.0%
Communication - Equipment
  Manufacturers-0.4%
Tellabs, Inc.(b)                                       79,100         1,131,130

Computer Services/Software-1.6%
Electronic Data Systems Corp.                         111,100         2,724,172
Microsoft Corp.                                        95,400         2,160,810
                                                                  -------------
                                                                      4,884,982


12 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Computers-1.7%
Hewlett-Packard Co.                                   153,600     $   4,973,568

Semiconductors-0.3%
Intel Corp.                                            47,600           857,752
                                                                  -------------
                                                                     11,847,432
Consumer Cyclicals-3.2%
Broadcasting & Publishing-1.1%
Comcast Corp. Cl.A Special(b)                         103,000         3,296,000

Leisure & Tourism-1.0%
Mitchells & Butlers Plc                               124,400         1,161,641
Whitbread Plc                                          87,000         1,708,236
                                                                  -------------
                                                                      2,869,877
Retailers-1.1%
Office Depot, Inc.(b)                                  42,000         1,745,940
Target Corp.                                           31,900         1,560,548
                                                                  -------------
                                                                      3,306,488
                                                                  -------------
                                                                      9,472,365
Technology/Electronics-2.7%
Data Processing-1.1%
Canon, Inc.                                            48,600         3,402,109

Electrical & Electronics-0.4%
Compal Electronics, Inc.                              265,136           270,081
Compal Electronics, Inc. (GDR)                        150,195           765,995
                                                                  -------------
                                                                      1,036,076
Electronic Components & Instruments-1.2%
CMC Magnetics Corp.(b)                                731,000           232,148
Flextronics International, Ltd.(b)                    133,500         1,503,210
Samsung Electronics Co., Ltd.                           1,500           965,225
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                                90,691           858,844
                                                                  -------------
                                                                      3,559,427
                                                                  -------------
                                                                      7,997,612
Medical-2.2%
Health & Personal Care-2.2%
AstraZeneca Plc                                        45,300         2,394,612
Sanofi-Synthelabo, SA                                  42,361         3,997,053
                                                                  -------------
                                                                      6,391,665
Consumer Growth-1.9%
Drugs-0.7%
Merck & Co., Inc.                                      61,800         2,057,322

Entertainment-1.2%
Time Warner, Inc.                                     217,000         3,734,570
                                                                  -------------
                                                                      5,791,892


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 13


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Transportation-1.8%
Transportation - Airlines-1.0%
Deutsche Lufthansa AG                                  92,400     $   1,618,639
Macquarie Airports                                    572,000         1,314,480
                                                                  -------------
                                                                      2,933,119
Transportation - Shipping-0.8%
Mitsui O.S.K. Lines, Ltd.                             334,000         2,355,749
                                                                  -------------
                                                                      5,288,868
Telecommunications-1.5%
Telecommunications-1.5%
Telkom South Africa, Ltd.                              45,200           961,172
Vodafone Group Plc                                  1,503,900         3,462,174
                                                                  -------------
                                                                      4,423,346
Construction & Housing-0.7%
Construction & Housing-0.7%
George Wimpey Plc                                      60,000           519,320
Leopalace21 Corp.                                      26,700           806,015
Taylor Woodrow Plc                                    100,000           628,831
                                                                  -------------
                                                                      1,954,166
Total Common Stocks
  (cost $222,815,142)                                               288,872,215

SHORT-TERM INVESTMENT-1.8%
Time Deposit-1.8%
State Street Euro Dollar
  4.35%, 6/01/06
  (cost $5,384,000)                                   $ 5,384         5,384,000

Total Investments-99.2%
  (cost $228,199,142)                                               294,256,215
Other assets less liabilities-0.8%                                    2,484,218

Net Assets-100%                                                   $ 296,740,433


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                        Value at
             Number of     Expiration     Original      May 31,     Unrealized
  Type       Contracts       Month         Value         2006      Depreciation
-------------------------------------------------------------------------------
JPY Topix
Index           14         June 2006     $1,993,425    $1,965,436    $(27,989)


FORWARD EXCHANGE CURRENCY CONTRACT (see Note D)

                     Contract   U.S. $ Value on   U.S. $ Value at
                      Amount      Origination         May 31,       Unrealized
                      (000)           Date             2006        Depreciation
-------------------------------------------------------------------------------
Sale Contract:
Swiss Franc
  settling 6/15/06     4,600      $ 3,561,474       $ 3,781,153    $ (219,679)


14 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


(a) Positions, or portion thereof, with an aggregate market value of $4,216,186 have been segregated to collateralize open forward exchange currency contracts.

(b)  Non-income producing security.

Glossary of Terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 15


STATEMENT OF ASSETS & LIABILITIES
May 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $228,199,142)        $ 294,256,215
Cash                                                                     225
Foreign cash, at value (cost $1,766,743)                           1,751,713(a)
Dividends and interest receivable                                  1,063,991
Receivable for shares of beneficial interest sold                    709,145
Receivable for investment securities sold                            175,692
Total assets                                                     297,956,981

Liabilities
Payable for shares of beneficial interest redeemed                   408,991
Unrealized depreciation of forward exchange currency
  contracts                                                          219,679
Advisory fee payable                                                 192,677
Payable for investment securities purchased and foreign
  currency transactions                                              141,748
Distribution fee payable                                              40,708
Payable for variation margin on futures contracts                     36,721
Administrative fee payable                                            21,140
Transfer Agent fee payable                                            20,933
Accrued expenses                                                     133,951
Total liabilities                                                  1,216,548
Net Assets                                                     $ 296,740,433

Composition of Net Assets
Paid-in capital                                                $ 219,217,172
Undistributed net investment income                                1,632,682
Accumulated net realized gain on investment and foreign
  currency transactions                                           10,104,190
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                     65,786,389
                                                               $ 296,740,433


Net Asset Value Per Share--unlimited shares authorized, without par value

                                        Shares           Net Asset
Class              Net Assets        Outstanding           Value
----------------------------------------------------------------------
A                $  44,999,579         3,002,622          $14.99*
B                $  20,430,165         1,382,974          $14.77
C                $  13,020,580           880,061          $14.80
Advisor          $ 184,081,195        12,239,358          $15.04
R                $   1,912,508           128,220          $14.92
K                $      67,145             4,480          $14.99
I                $  32,229,261         2,149,072          $15.00


* The maximum offering price per share for Class A shares was $15.66 which reflects a sales charge of 4.25%.

(a) An amount of U.S. $59,088 has been segregated as collateral for the financial futures contracts outstanding at May 31, 2006.

See notes to financial statements.


16 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


STATEMENT OF OPERATIONS
Six Months Ended May 31, 2006 (unaudited)

Investment Income
Dividends (net of foreign taxes
  withheld of $299,238)                        $  3,671,926
Interest                                            113,839     $  3,785,765

Expenses
Advisory fee                                      1,038,596
Distribution fee--Class A                            60,783
Distribution fee--Class B                            92,736
Distribution fee--Class C                            53,750
Distribution fee--Class R                             2,981
Distribution fee--Class K                                60
Transfer agency--Class A                             11,765
Transfer agency--Class B                              7,758
Transfer agency--Class C                              3,286
Transfer agency--Advisor Class                       51,094
Transfer agency--Class R                                658
Transfer agency--Class K                                 48
Transfer agency--Class I                              8,016
Custodian                                           145,158
Registration fees                                    65,340
Administrative                                       41,750
Audit                                                31,004
Printing                                             15,905
Trustees' fees                                       14,314
Legal                                                 8,445
Miscellaneous                                         9,799
Total expenses                                    1,663,246
Less: expense offset arrangement
  (see Note B)                                       (2,520)
Net expenses                                                       1,660,726
Net investment income                                              2,125,039

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                         10,184,801
  Futures contracts                                                    5,928
  Foreign currency transactions                                       (3,990)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                     20,817,607(a)
  Futures contracts                                                  (37,808)
  Foreign currency denominated assets
  and liabilities                                                   (199,678)
Net gain on investment and foreign
  currency transactions                                           30,766,860

Net Increase in Net Assets
  from Operations                                               $ 32,891,899


(a)  Net of change in accrued foreign capital gains taxes of $13,903.

See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 17


STATEMENT OF CHANGES IN NET ASSETS


                                                  Six Months
                                                     Ended         Year Ended
                                                 May 31, 2006      November 30,
                                                 (unaudited)          2005
                                                --------------   --------------
Increase in Net Assets
from Operations
Net investment income                           $    2,125,039   $    2,585,794
Net realized gain on investment and foreign
  currency transactions                             10,186,739        9,084,444
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated
  assets and liabilities                            20,580,121       16,822,220
Net increase in net assets from operations          32,891,899       28,492,458

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                             (356,082)        (303,807)
  Class B                                              (79,058)         (69,105)
  Class C                                              (42,764)         (40,850)
  Advisor Class                                     (1,908,003)      (1,965,868)
  Class R                                               (4,798)              -0-
  Class K                                                 (110)              -0-
  Class I                                             (354,939)              -0-
Net realized gain on investment transactions
  Class A                                           (1,328,229)        (778,506)
  Class B                                             (625,278)        (307,964)
  Class C                                             (338,222)        (182,048)
  Advisor Class                                     (5,691,847)      (4,219,018)
  Class R                                              (14,563)              -0-
  Class K                                                 (409)              -0-
  Class I                                           (1,006,947)              -0-

Transactions in Shares of
Beneficial Interest
Net increase                                        32,095,209       53,408,737
Total increase                                      53,235,859       74,034,029

Net Assets
Beginning of period                                243,504,574      169,470,545
End of period (including undistributed net
  investment income of $1,632,682 and
  $2,253,397, respectively)                     $  296,740,433   $  243,504,574


See notes to financial statements.


18 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


NOTES TO FINANCIAL STATEMENTS
May 31, 2006 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the "Trust") was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold with an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 19


close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean


20 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on relative net assets.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 21


6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and
1.20% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended May 31, 2006, there was no such reimbursement.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended May 31, 2006, such fees amounted to $41,750.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $40,066 for the six months ended May 31, 2006.

For the six months ended May 31, 2006, the Fund's expenses were reduced by $2,520 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,235 from the sale of Class A shares and received $1,594, $6,835 and $747 in contingent deferred sales charges imposed upon redemp-


22 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


tions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2006.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2006 amounted to $67,779, of which $0 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the portfolio's average daily net assets attributable to Class R shares, and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $366,768, $318,850, $0 and $0 for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2006, were as follows:

                                                   Purchases          Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $   48,489,168   $   29,611,738
U.S. government securities                                  -0-              -0-


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 23


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation                                    $   71,347,147
Gross unrealized depreciation                                        (5,290,074)
Net unrealized appreciation                                      $   66,057,073

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange


24 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months       Year        Six Months         Year
                        Ended         Ended           Ended           Ended
                    May 31, 2006   November 30,   May 31, 2006     November 30,
                     (unaudited)       2005        (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold              776,021     1,164,834   $  11,446,379   $  14,838,260
Shares issued in
  reinvestment of
  dividends and
  distributions          116,118        84,047       1,591,977       1,033,775
Shares converted
  from Class B            25,795        34,430         374,703         445,625
Shares redeemed         (412,479)     (652,098)     (6,042,666)     (8,414,676)
Net increase             505,455       631,213   $   7,370,393   $   7,902,984

Class B
Shares sold              313,896       664,913   $   4,581,930   $   8,396,219
Shares issued in
  reinvestment of
  dividends and
  distributions           41,502        25,182         562,771         306,966
Shares converted
  to Class A             (26,124)      (34,838)       (374,703)       (445,625)
Shares redeemed         (131,101)     (194,054)     (1,906,759)     (2,445,923)
Net increase             198,173       461,203   $   2,863,239   $   5,811,637

Class C
Shares sold              275,585       341,931   $   4,041,757   $   4,375,657
Shares issued in
  reinvestment of
  dividends and
  distributions           22,052        13,826         299,466         168,817
Shares redeemed          (49,973)     (142,072)       (724,981)     (1,808,874)
Net increase             247,664       213,685   $   3,616,242   $   2,735,600


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 25


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months       Year        Six Months         Year
                        Ended         Ended           Ended           Ended
                    May 31, 2006   November 30,   May 31, 2006     November 30,
                     (unaudited)       2005        (unaudited)        2005
                     ------------  ------------  --------------  --------------
Advisor Class
Shares sold            2,036,955     2,259,644   $  29,472,263   $  28,567,356
Shares issued in
  reinvestment of
  dividends and
  distributions          551,387       501,191       7,576,055       6,174,678
Shares redeemed       (1,610,614)   (1,903,791)    (23,518,970)    (24,782,370)
Net increase             977,728       857,044   $  13,529,348   $   9,959,664


                                      March 1,                      March 1,
                                    2005(a) to                     2005(a) to
                                    November 30,                  November 30,
                                       2005                           2005
                                   ------------                  --------------
Class R
Shares sold              109,996        27,873   $   1,589,875   $     382,704
Shares issued in
  reinvestment of
  dividends and
  distributions            1,378            -0-         18,821              -0-
Shares redeemed           (9,452)       (1,575)       (136,330)        (21,542)
Net increase             101,922        26,298   $   1,472,366   $     361,162

Class K
Shares sold                3,697           783   $      53,003   $      10,100
Shares issued in
  reinvestment of
  dividends and
  distributions               -0-(b)        -0-  $           2              -0-
Net increase               3,697           783   $      53,005   $      10,100

Class I
Shares sold              158,197     1,930,492   $   2,364,620   $  26,663,553
Shares issued in
  reinvestment of
  dividends and
  distributions           99,368            -0-      1,361,339              -0-
Shares redeemed          (36,376)       (2,609)       (535,343)        (35,963)
Net increase             221,189     1,927,883   $   3,190,616   $  26,627,590


(a)  Commencement of distributions.

(b)  Share amount is less than one full share.


NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include change in foreign ex-


26 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


change rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2006.

NOTE H

Distribution to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 were as follows:

                                                 2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $    2,379,630   $    1,560,799
  Long term capital gains                        5,487,536               -0-
Total taxable distributions                      7,867,166        1,560,799
Total distributions paid                    $    7,867,166   $    1,560,799

As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $    2,707,320
Undistributed long-term capital gains                             8,759,074
Unrealized appreciation/(depreciation)                           44,916,217(a)
Total accumulated earnings/(deficit)                         $   56,382,611

(a) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and mark to markets on passive foreign investment companies and the realization for tax purposes of gains/losses on certain derivative instruments.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 27


NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.


28 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 29


of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state



30 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 31


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


32 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                           Class A
                                      ------------------------------------------------------------------------------
                                      Six Months                                                           March 29,
                                        Ended                                                             2001(a) to
                                       May 31,                     Year Ended November 30,                 November
                                         2006     ------------------------------------------------------      30,
                                     (unaudited)       2005           2004         2003         2002         2001
                                     -----------  ---------------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                  $13.87           $12.61       $10.52        $8.57        $9.64       $10.00

Income From Investment
  Operations
Net investment income
  (loss)(b)(c)                            .10              .15          .11(d)       .10          .05         (.02)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                           1.68             1.68         2.09         1.91        (1.12)        (.34)
Net increase (decrease) in
  net asset value from
  operations                             1.78             1.83         2.20         2.01        (1.07)        (.36)

Less: Dividends and
  Distributions
Dividends from net investment
  income                                 (.14)            (.16)        (.11)        (.06)          -0-          -0-
Distributions from net realized
  gain on investment
  transactions                           (.52)            (.41)          -0-          -0-          -0-          -0-
Total distributions                      (.66)            (.57)        (.11)        (.06)          -0-          -0-
Net asset value,
  end of period                        $14.99           $13.87       $12.61       $10.52        $8.57        $9.64

Total Return
Total investment return based
  on net asset value(e)                 13.29%           15.09%       21.09%       23.64%      (11.10)%      (3.60)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $45,000          $34,632      $23,536      $16,298       $8,892       $5,923
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       1.36%(f)(g)      1.45%        1.41%        1.50%        1.76%        2.44%(f)
  Expenses, before waivers/
    reimbursements                       1.36%(f)(g)      1.46%        1.65%        1.89%        2.59%        8.10%(f)
  Net investment income
    (loss)(c)                            1.39%(f)(g)      1.17%         .97%(d)     1.05%         .56%        (.27)%(f)
Portfolio turnover rate                    11%              25%          38%          29%          28%          14%


See footnote summary on page 39.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 33


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                           Class B
                                      -------------------------------------------------------------------------------
                                      Six Months                                                           March 29,
                                        Ended                                                             2001(a) to
                                       May 31,                     Year Ended November 30,                 November
                                         2006     ------------------------------------------------------      30,
                                      (unaudited)       2005          2004         2003         2002         2001
                                     -----------  ---------------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                  $13.66           $12.45       $10.39        $8.47        $9.59       $10.00

Income From Investment
  Operations
Net investment income
  (loss)(b)(c)                            .05              .05          .03(d)       .03         (.01)        (.06)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                           1.65             1.66         2.07         1.90        (1.11)        (.35)
Net increase (decrease) in
  net asset value from
  operations                             1.70             1.71         2.10         1.93        (1.12)        (.41)

Less: Dividends and
  Distributions
Dividends from net investment
  income                                 (.07)            (.09)        (.04)        (.01)          -0-          -0-
Distributions from net realized
  gain on investment
  transactions                           (.52)            (.41)          -0-          -0-          -0-          -0-
Total distributions                      (.59)            (.50)        (.04)        (.01)          -0-          -0-
Net asset value,
  end of period                        $14.77           $13.66       $12.45       $10.39        $8.47        $9.59

Total Return
Total investment return based
  on net asset value(e)                 12.81%           14.24%       20.22%       22.82%      (11.68)%      (4.10)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $20,430          $16,180       $9,007       $5,585       $3,673       $1,916
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       2.08%(f)(g)      2.19%        2.15%        2.20%        2.45%        3.14%(f)
  Expenses, before waivers/
    reimbursements                       2.08%(f)(g)      2.20%        2.39%        2.64%        3.29%       11.12%(f)
  Net investment income
    (loss)(c)                             .66%(f)(g)       .38%         .23%(d)      .38%        (.09)%       (.91)%(f)
Portfolio turnover rate                    11%              25%          38%          29%          28%          14%


See footnote summary on page 39.


34 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Financial Highlights

                                                                          Class C
                                      ------------------------------------------------------------------------------
                                      Six Months                                                           March 29,
                                        Ended                                                             2001(a) to
                                       May 31,                     Year Ended November 30,                 November
                                         2006     ------------------------------------------------------      30,
                                      (unaudited)       2005          2004         2003         2002         2001
                                     -----------  ---------------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                  $13.67           $12.46       $10.40        $8.48        $9.61       $10.00

Income From Investment
  Operations
Net investment income
  (loss)(b)(c)                            .05              .05          .03(d)       .04           -0-(h)     (.06)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                           1.67             1.66         2.07         1.89        (1.13)        (.33)
Net increase (decrease) in net
  asset value from
  operations                             1.72             1.71         2.10         1.93        (1.13)        (.39)

Less: Dividends and
  Distributions
Dividends from net investment
  income                                 (.07)            (.09)        (.04)        (.01)          -0-          -0-
Distributions from net realized
  gain on investment
  transactions                           (.52)            (.41)          -0-          -0-          -0-          -0-
Total distributions                      (.59)            (.50)        (.04)        (.01)          -0-          -0-
Net asset value,
  end of period                        $14.80           $13.67       $12.46       $10.40        $8.48        $9.61

Total Return
Total investment return based
  on net asset value(e)                 12.96%           14.22%       20.20%       22.79%      (11.76)%      (3.90)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $13,021           $8,648       $5,218       $3,317       $2,129         $997
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       2.06%(f)(g)      2.16%        2.12%        2.20%        2.40%        3.15%(f)
  Expenses, before waivers/
    reimbursements                       2.06%(f)(g)      2.18%        2.36%        2.60%        3.16%       12.33%(f)
  Net investment income
    (loss)(c)                             .75%(f)(g)       .42%         .26%(d)      .39%          -0-(i)     (.89)%(f)
Portfolio turnover rate                    11%              25%          38%          29%          28%          14%


See footnote summary on page 39.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 35


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                       Advisor Class
                                      -------------------------------------------------------------------------------
                                      Six Months                                                           March 29,
                                        Ended                                                             2001(a) to
                                       May 31,                     Year Ended November 30,                 November
                                         2006     ------------------------------------------------------      30,
                                     (unaudited)       2005           2004         2003         2002         2001
                                     -----------  ---------------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                  $13.93           $12.66       $10.56        $8.60        $9.65       $10.00

Income From Investment
  Operations
Net investment income
  (loss)(b)(c)                            .12              .19          .14(d)       .13          .12         (.01)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                           1.69             1.68         2.10         1.91        (1.17)        (.34)
Net increase (decrease) in
  net asset value from
  operations                             1.81             1.87         2.24         2.04        (1.05)        (.35)

Less: Dividends and
  Distributions
Dividends from net investment
  income                                 (.18)            (.19)        (.14)        (.08)          -0-          -0-
Distributions from net realized
  gain on investment
  transactions                           (.52)            (.41)          -0-          -0-          -0-          -0-
Total distributions                      (.70)            (.60)        (.14)        (.08)          -0-          -0-
Net asset value,
  end of period                        $15.04           $13.93       $12.66       $10.56        $8.60        $9.65

Total Return
Total investment return based
  on net asset value(e)                 13.45%           15.40%       21.47%       23.98%      (10.88)%      (3.50)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $184,081         $156,874     $131,710     $100,367      $74,727       $1,791
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       1.05%(f)(g)      1.14%        1.11%        1.20%        1.23%        2.10%(f)
  Expenses, before waivers/
    reimbursements                       1.05%(f)(g)      1.16%        1.35%        1.59%        1.85%        9.39%(f)
  Net investment income
    (loss)(c)                            1.67%(f)(g)      1.44%        1.26%(d)     1.42%        1.31%        (.13)%(f)
Portfolio turnover rate                    11%              25%          38%          29%          28%          14%


See footnote summary on page 39.


36 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                             Class R
                                                     -----------------------
                                                     Six Months
                                                        Ended       March 1,
                                                       May 31,    2005(j) to
                                                         2006      November
                                                     (unaudited)   30, 2005
                                                     ----------   ----------
Net asset value, beginning of period                   $13.86       $12.90

Income From Investment Operations
Net investment income(b)(c)                               .12          .01
Net realized and unrealized gain on investment
  and foreign currency transactions                      1.63          .95
Net increase in net asset value from operations          1.75          .96

Less: Dividends and Distributions
Dividends from net investment income                     (.17)          -0-
Distributions from net realized gain on
  investment transactions                                (.52)          -0-
Total distributions                                      (.69)          -0-
Net asset value, end of period                         $14.92       $13.86

Total Return
Total investment return based on net asset
  value(e)                                              13.12%        7.44%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $1,912         $364
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)             1.59%(g)     1.70%
  Expenses, before waivers/reimbursements(f)             1.59%(g)     1.96%
  Net investment income(c)(f)                            1.56%(g)      .06%
Portfolio turnover rate                                    11%          25%


See footnote summary on page 39.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 37


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                             Class K
                                                     -----------------------
                                                     Six Months
                                                        Ended      March 1,
                                                       May 31,    2005(j) to
                                                        2006       November
                                                     (unaudited)   30, 2005
                                                     ----------   ----------
Net asset value, beginning of period                   $13.88       $12.90

Income From Investment Operations
Net investment income(b)(c)                               .13          .14
Net realized and unrealized gain on investment
  and foreign currency transactions                      1.64          .84
Net increase in net asset value from operations          1.77          .98

Less: Dividends and Distributions
Dividends from net investment income                     (.14)          -0-
Distributions from net realized gain on
  investment transactions                                (.52)          -0-
Total distributions                                      (.66)          -0-
Net asset value, end of period                         $14.99       $13.88

Total Return
Total investment return based on net asset
  value(e)                                              13.22%        7.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                 $67          $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)             1.43%(g)     1.45%
  Expenses, before waivers/reimbursements(f)             1.43%(g)     1.55%
  Net investment income(c)(f)                            1.70%(g)     1.34%
Portfolio turnover rate                                    11%          25%


See footnote summary on page 39.


38 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                            Class I
                                                     -----------------------
                                                     Six Months
                                                        Ended      March 1,
                                                       May 31,    2005(j) to
                                                        2006       November
                                                    (unaudited)    30, 2005
                                                     ----------   ----------
Net asset value, beginning of period                   $13.90       $12.90

Income From Investment Operations
Net investment income(b)(c)                               .12          .04
Net realized and unrealized gain on investment
  and foreign currency transactions                      1.68          .96
Net increase in net asset value from operations          1.80         1.00

Less: Dividends and Distributions
Dividends from net investment income                     (.18)          -0-
Distributions from net realized gain on
  investment transactions                                (.52)          -0-
Total distributions                                      (.70)          -0-
Net asset value, end of period                         $15.00       $13.90

Total Return
Total investment return based on net asset
  value(e)                                              13.47%        7.75%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $32,229      $26,796
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)             1.03%(g)     1.20%
  Expenses, before waivers/reimbursements(f)             1.03%(g)     1.44%
  Net investment income(c)(f)                            1.69%(g)      .41%
Portfolio turnover rate                                    11%          25%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d)  Net of expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(h)  Amount is less than $.005.

(i)  Amount is less than .005%.

(j)  Commencement of distribution.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 39


BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Sharon E. Fay(2), Senior Vice President
Kevin F. Simms(2), Senior Vice President
Thomas J. Bardong, Vice President
Henry S. D'Auria(2), Vice President
Giulio A. Martini(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund are made by the Global Value Investment Policy Group. Ms. Fay and Messrs. D'Auria, Martini and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


40 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

[In this disclosure, the term "Trust" refers to AllianceBernstein Trust, and the term "Fund" refers to AllianceBernstein Global Value Fund.]

The Trust's disinterested trustees (the "trustees") unanimously approved the continuance of the Advisory Agreement between the Trust and the Adviser in respect of the Fund at a meeting held on December 14, 2005.

In preparation for the meeting, the trustees had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed an independent evaluation from the Trust's Senior Officer (who is also the Trust's Independent Compliance Officer) of the reasonableness of the advisory fees in the Trust's Advisory Agreement in respect of the Fund (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The trustees noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund. The Senior Officer noted that he had adjusted the Lipper quintile information as he prefers to use a different methodology than Lipper for assigning Fund performance to quintiles.

Prior to voting, the trustees reviewed the proposed continuance of the Advisory Agreement in respect of the Fund with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The trustees also discussed the proposed continuance in four private sessions at which only the trustees, their independent counsel and the Trust's Independent Compliance Officer were present. In reaching their deter-


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 41


minations relating to continuance of the Advisory Agreement in respect of the Fund, the trustees considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates of the Fund compared to other investment companies with similar objectives;

10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

12. the Senior Officer's evaluation of the reasonableness of the fee in respect of the Fund payable to the Adviser;


42 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

13.  the terms of the Advisory Agreement.

The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and the trustees attributed different weights to the various factors.

The trustees determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees' reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Fund (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.

Nature, extent and quality of services provided by the Adviser

The trustees noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the trustees, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of trustees of the Trust who are affiliated persons of the Adviser and of the officers of the Fund.

The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 43


the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the trustees on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement. The trustees noted that the Adviser had waived reimbursement payments in recent periods from the Fund in light of the expense caps in effect for the Fund.

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The trustees noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The trustees also reviewed information in respect of 2004 that had been prepared with an updated expense allocation methodology. The trustees noted that the updated expense allocation methodology would be used to prepare profitability information for 2005, and that it differed in various respects from the methodology used in prior years. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type.

The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous


44 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The trustees focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The trustees recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the trustees regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the trustees in May 2005 on this subject. The trustees noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Trust's 12b-1 plan and retains a portion of such 12b-1 fees; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with certain of such transactions. The trustees noted that the Adviser had made a recent presentation to the trustees detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The trustees recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The trustees understood that the Adviser might derive reputational and other benefits from its association with the Fund.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 45


Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 6 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 11 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1- and 3-year periods, and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International World Index (Net) for periods ended September 30, 2005 over the year to date, 1- and 3-year and since inception periods (March 2001 inception). The trustees noted that in the Performance Group comparison the Fund was in the 2nd quintile in the 1-year period (adjusted to 3rd quintile by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles) and 1st quintile in the 3-year period (adjusted to 2nd quintile by the Senior Officer), and in the Performance Universe comparison the Fund was in the 2nd quintile in the 1- and 3-year periods. The comparative information showed that the Fund outperformed the index in all periods reviewed. Based on their review, the trustees concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Fund. They also received an oral presentation from the Adviser that supplemented such information. The trustees noted that the institutional fee schedule for clients with a comparable investment style to the Fund had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The trustees also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The trustees noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The trustees also reviewed information


46 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


provided by the Adviser that indicated that the Fund pays a higher fee rate than a registered investment company with similar investment strategies as the Fund that is sub-advised by the Adviser.

The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by nonaffiliated service providers and is responsible for the compensation of the Trust's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund's at approximate current size contractual effective fee rate of 75 basis points was somewhat lower than the Expense Group median. The trustees noted that in the Fund's latest fiscal year, the administrative expense reimbursement of 6 basis points had been waived by the Adviser. The trustees also noted that the Fund's total expense ratio, which had been capped by the Adviser, was somewhat lower than the Expense Group median and the same as the Expense Universe median. The trustees concluded that the Fund's expense ratio was satisfactory.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 47


Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The trustees also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


48 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 49


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Trust (the "Trust") in respect of AllianceBernstein Global Value Fund (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Trustees on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


50 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                                   Advisory Fee
                Net Assets          Based on %
                 02/28/06           of Average
Category         (million)       Daily Net Assets                   Fund
-------------------------------------------------------------------------------
International     $281.2      75 bp on 1st $2.5 billion       Global Value Fund
                              65 bp on next $2.5 billion
                              60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                             As a % of Average
Fund                                          Amount         Daily Net Assets
-------------------------------------------------------------------------------
Global Value Fund(4)                          $62,500              0.03%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that certain share classes of the Fund were operating below their expense caps as of their most recent fiscal year end; accordingly the expense limitation undertaking of each of those share classes of the Fund was of no effect.

                      Expense Cap Pursuant to         Gross
                        Expense Limitation           Expense       Fiscal Year
Fund                        Undertaking               Ratio            End
-------------------------------------------------------------------------------
Global Value Fund       Class A       1.50%           1.46%         November 30
                        Class B       2.20%           2.20%
                        Class C       2.20%           2.18%
                        Class R       1.70%           1.96%
                        Class K       1.45%           1.55%
                        Class I       1.20%           1.44%
                        Adv. Class    1.20%           1.16%


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4) The Adviser waived $27,500 (or 0.01% of the Fund's average daily net assets).


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 51


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth


52 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

                              AllianceBernstein
                                   ("AB")
               Net Assets       Institutional            Effective      Fund
                02/28/06          ("Inst.")               AB Inst.     Advisory
Fund             ($MIL)          Fee Schedule             Adv. Fee      Fee(5)
-------------------------------------------------------------------------------
Global Value     $281.2     Global Value                   0.471%       0.750%
Fund                        80 bp on 1st $25 million
                            60 bp on next $25 million
                            50 bp on next $50 million
                            40 bp on the balance
                            Minimum Account Size: $25 m

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(6) for the Luxembourg fund that has a somewhat similar investment strategy as the Fund:

Fund                                                                 Fee
-------------------------------------------------------------------------------
Global Value                                                        1.50%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(7)


(5) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.

(6) The "all-in" fee shown is for the class A shares of Global value. This includes a fee for investment advisory services and a separate fee for distribution related services.

(7) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 53


At the request of the Senior Officer, independent counsel for the Independent Trustees and the Adviser, Lipper provided supplemental information (shown in bold and italicized), which compared the Fund's management fee against it's peers within an expanded Lipper Expense Group.(8) The expanded Lipper Expense Group of the Fund has peers which have a similar size, load type and 12b-1 service/non 12b-1 service fee; the difference between a "normal" and expanded Lipper Expense Group is that the peers of the expanded group, which invest in global multi-cap equity securities, can have an investment style of value or core (blend).(9)

                                          Effective       Lipper
                                         Management       Group
Fund                                       Fee(10)        Median       Rank
-------------------------------------------------------------------------------
Global Value Fund                           0.750         0.800         1/4
                                            0.750         0.881        2/10

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(11) and Lipper Expense Universe.(12) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below. Supplemental Lipper information for the Fund is also provided (shown in bold and italicized).(13)


(8) For a "normal" Lipper Expense Group, Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) The Fund's Lipper investment classification/objective is Global Multi-Cap Value ("GMLV"). The Fund's expanded Lipper Expense Group, including the Fund, consists of 4 funds with the investment classification/objective of GMLV and 6 funds of Global Multi-Cap Core ("GMLC").

(10) The effective management fee rate for the Fund does not reflect the aforementioned payments (partially waived) made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(11) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(12) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(13)  See footnote 9.


54 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


                      Expense      Lipper      Lipper      Lipper      Lipper
                       Ratio       Group       Group      Universe    Universe
Fund                  (%)(14)    Median (%)     Rank     Median (%)     Rank
-------------------------------------------------------------------------------
Global Value Fund      1.449       1.478         2/4       1.405         7/9
                       1.449       1.527        2/10         N/A         N/A

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


(14)  The total expense ratio shown is for the Fund's Class A shares.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 55


AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(15)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                         Amount Received
-------------------------------------------------------------------------------
Global Value Fund                                                 $3,866


ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                                 12b-1 Fees Received      CDSC Received
-------------------------------------------------------------------------------
Global Value Fund                         $286,077               $24,850


Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                            ABIS Fee(16)
-------------------------------------------------------------------------------
Global Value Fund                                                 $72,093


(15) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

(16) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


56 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 57


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1 and 3 year performance ranking of the Fund(17) relative to its Lipper Performance Group(18) and Lipper Performance Universe(19) for the periods ended December 31, 2005:

Global Value Fund              Group        Universe
  1 year                        2/4           5/11
  3 year                        2/4            4/9

Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold)(20) versus its benchmark:(21)

                                            Periods Ending December 31, 2005
                                                Annualized Performance
-------------------------------------------------------------------------------
Funds                                    1 Year      3 Year    Since Inception
-------------------------------------------------------------------------------
Global Value Fund                         14.57       22.26         9.25
MSCI World Index (Net)                     9.49       18.69         5.30

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(17)  The performance rankings are for the Class A shares of the Fund.

(18)  The Lipper Performance Group is identical to the Lipper Expense Group.

(19) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(20)  The performance returns shown are for the Class A shares of the Fund.

(21) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


58 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


NOTES


ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 59


NOTES


60 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND


ALLIANCEBERNSTEIN GLOBAL VALUE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GV-0152-0506




-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein International Value Fund


Semi-Annual Report

May 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



July 20, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein International Value Fund (the "Fund") for the semi-annual reporting period ended May 31, 2006.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of non-U.S. equity securities, emphasizing investment in companies determined by the Bernstein Value equities research unit to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Investment Results

The table on page 3 provides performance for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index, for the six- and 12-month periods ended May 31, 2006.

The Fund outperformed its benchmark, the MSCI EAFE Index, for both the six- and 12-month periods ended May 31, 2006 due largely to strong security selection. During both the six- and 12-month periods, security selection within the finance, industrial commodities and energy sectors added significantly to the Fund's relative return.

For the six-month period ended May 31, 2006, the Fund's performance was also enhanced by overweighted positions in the capital equipment and industrial commodities sectors, in addition to an underweighted position in the telecommunications sector.

For the 12-month period ended May 31, 2006, underweighted positions in the telecommunications and consumer cyclicals sectors enhanced the Fund's premium, as did overweighted positions in the capital equipment, industrial commodities and finance sectors.

Market Review and Investment Strategy

After continuing to rise through April, the equity markets took a tumble in early May. This occurred amid growing concern that central banks will keep raising interest rates to tame inflation, potentially dampening economic growth and hurting corporate earnings. This downturn was broadly based across regions and sectors, but "riskier" asset classes, such as emerging-market stocks, for example, which had led the market up in recent years, were among stocks the biggest fallers.

The Fund's International Value Investment Policy Group (the "Group") continues to find attractive opportunities in many of the same sectors as earlier in the year. The group continues to use fundamental research and quantitative tools to find many companies attractively valued, such as those in the capital equipment, energy, financial and emerging markets areas.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 1


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit its expenses on an annual basis to 1.20%, 1.90%, 1.90%, 0.90%, 1.40%, 1.15% and 0.90% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers extend through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Fund's expenses would have been higher and the performance would have been lower than that shown.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be "value" stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


2 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE FUND VS. ITS BENCHMARK                      -----------------------------
PERIODS ENDED MAY 31, 2006                          6 Months     12 Months
-----------------------------------------------------------------------------
AllianceBernstein International Value Fund
  Class A                                            20.77%        36.88%
  Class B                                            20.28%        35.93%
  Class C                                            20.28%        35.93%
  Advisor Class*                                     20.95%        37.35%
  Class R*                                           20.61%        36.63%
  Class K*                                           20.78%        36.96%
  Class I*                                           21.00%        37.44%
MSCI EAFE Index                                      15.30%        28.24%

* Please note that these share classes are for investors purchasing shares through institutional pension plans.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2006

--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                             36.88%         31.06%
5 Years                            17.81%         16.79%
Since Inception*                   17.53%         16.55%

Class B Shares
1 Year                             35.93%         31.93%
5 Years                            16.99%         16.99%
Since Inception*                   16.76%         16.76%

Class C Shares
1 Year                             35.93%         34.93%
5 Years                            16.99%         16.99%
Since Inception*                   16.76%         16.76%

Advisor Class Shares+
1 Year                             37.35%         37.35%
5 Years                            18.19%         18.19%
Since Inception*                   17.96%         17.96%

Class R Shares+
1 Year                             36.63%         36.63%
Since Inception*                   25.64%         25.64%

Class K Shares+
1 Year                             36.96%         36.96%
Since Inception*                   21.55%         21.55%

Class I Shares+
1 Year                             37.44%         37.44%
Since Inception*                   21.89%         21.89%


* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 2.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2006)

--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                            28.16%
5 Years                                           16.72%
Since Inception*                                  16.12%

Class B Shares
1 Year                                            28.96%
5 Years                                           16.94%
Since Inception*                                  16.32%

Class C Shares
1 Year                                            31.96%
5 Years                                           16.97%
Since Inception*                                  16.32%

Advisor Class Shares+
1 Year                                            34.32%
5 Years                                           18.15%
Since Inception*                                  17.51%

Class R Shares+
1 Year                                            33.59%
Since Inception*                                  24.44%

Class K Shares+
1 Year                                            33.99%
Since Inception*                                  19.52%

Class I Shares+
1 Year                                            34.38%
Since Inception*                                  19.83%


* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 2.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                        Beginning                         Ending
                     Account Value                    Account Value                  Expenses Paid
                    December 1, 2005                   May 31, 2006                  During Period*
            ------------------------------   -------------------------------   ---------------------------
               Actual        Hypothetical       Actual       Hypothetical**      Actual      Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A        $1,000          $1,000         $1,207.74         $1,019.00        $ 6.55          $5.99
Class B        $1,000          $1,000         $1,202.83         $1,015.46        $10.43          $9.55
Class C        $1,000          $1,000         $1,202.83         $1,015.46        $10.43          $9.55
Advisor
  Class        $1,000          $1,000         $1,209.45         $1,020.49        $ 4.90          $4.48
Class R        $1,000          $1,000         $1,206.13         $1,017.95        $ 7.70          $7.04
Class K        $1,000          $1,000         $1,207.82         $1,019.20        $ 6.33          $5.79
Class I        $1,000          $1,000         $1,209.96         $1,020.79        $ 4.57          $4.18

* Expenses are equal to the classes' annualized expense ratios of 1.19%, 1.90%, 1.90%, 0.89%, 1.40%, 1.15% and 0.83%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

**  Assumes 5% return before expenses.


6 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


PORTFOLIO SUMMARY
May 31, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $4,264.9


SECTOR BREAKDOWN*
[ ]  32.4%   Financial                           [PIE CHART OMITTED]
[ ]  13.3%   Capital Equipment
[ ]  12.8%   Energy
[ ]   9.0%   Industrial Commodities
[ ]   6.8%   Consumer Staples
[ ]   6.3%   Technology/Electronics
[ ]   4.7%   Telecommunications
[ ]   3.7%   Medical
[ ]   3.3%   Utilities
[ ]   2.9%   Transportation
[ ]   2.1%   Construction & Housing
[ ]   0.5%   Consumer Cyclicals

[ ]   2.2%   Short-Term


COUNTRY BREAKDOWN*
[ ]  23.1%   United Kingdom                      [PIE CHART OMITTED]
[ ]  20.3%   Japan
[ ]  16.7%   France
[ ]  10.3%   Germany
[ ]   3.9%   South Korea
[ ]   3.6%   Netherlands
[ ]   3.2%   Spain
[ ]   2.4%   Italy
[ ]   2.3%   Taiwan
[ ]   1.9%   Switzerland
[ ]   1.7%   Belgium
[ ]   1.6%   China
[ ]   1.5%   Brazil
[ ]   5.3%   Other

[ ]   2.2%   Short-Term


* All data are as of May 31, 2006. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 1.5% weightings in Canada, Hong Kong, Hungary, Israel, Singapore, South Africa and Sweden.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 7


TEN LARGEST HOLDINGS
May 31, 2006 (unaudited)

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
_______________________________________________________________________________

ING Groep NV                                   $  146,207,386           3.4%
Renault, SA                                       138,434,164           3.3
Orix Corp.                                        111,016,923           2.6
JFE Holdings, Inc.                                109,169,014           2.6
Vodafone Group Plc                                108,619,686           2.6
Canon, Inc.                                       103,932,326           2.4
British American Tobacco Plc                      103,497,835           2.4
Royal Bank of Scotland Group Plc                  103,167,516           2.4
Continental AG                                    100,906,324           2.4
Total, SA                                         100,070,331           2.3
-------------------------------------------------------------------------------
                                               $1,125,021,505          26.4%



8 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


PORTFOLIO OF INVESTMENTS
May 31, 2006 (unaudited)


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER INVESTMENTS-94.7%

Financial-31.4%
Banking-18.3%
Bank Hapoalim, Ltd.                                 3,986,578    $   18,536,771
Bank Leumi Le-Israel                                1,684,600         6,319,617
Barclays Plc                                        6,904,500        79,862,609
BNP Paribas, SA                                       190,520        17,775,101
Credit Agricole, SA                                 1,869,010        69,797,935
Credit Suisse Group(a)                              1,381,200        79,881,977
Fortis                                              1,654,700        60,322,983
HBOS Plc                                            4,684,370        80,122,301
Kookmin Bank                                          570,000        46,120,064
Royal Bank of Scotland Group Plc                    3,197,600       103,167,516
Societe Generale                                      557,675        86,000,417
Standard Bank Group, Ltd.                           2,963,500        34,379,857
Sumitomo Mitsui Financial Group, Inc.                   9,643        98,561,516
                                                                 --------------
                                                                    780,848,664
Financial Services-2.6%
Orix Corp.                                            384,130       111,016,923

Insurance-9.9%
Assurances Generales de France                        735,630        89,092,322
Aviva Plc                                           5,606,749        77,769,049
Friends Provident Plc                               6,579,960        21,842,353
ING Groep NV                                        3,732,202       146,207,386
Muenchener Rueckversicherungs-Gesellschaft
  AG                                                  641,800        87,083,741
                                                                 --------------
                                                                    421,994,851
Real Estate-0.6%
Sino Land Co., Ltd.                                15,750,882        24,045,079
                                                                 --------------
                                                                  1,337,905,517
Capital Equipment-12.9%
Aerospace & Defense-2.7%
BAE Systems Plc                                     6,164,800        44,066,706
European Aeronautic Defence & Space Co.             2,026,620        72,260,797
                                                                 --------------
                                                                    116,327,503
Automobiles-7.7%
Continental AG                                        921,800       100,906,324
Renault, SA                                         1,202,800       138,434,164
Toyota Motor Corp.                                  1,668,500        89,283,805
                                                                 --------------
                                                                    328,624,293
Machinery & Engineering-2.5%
MAN AG                                                659,200        47,551,635
Sumitomo Heavy Industries, Ltd.                     6,129,000        57,907,842
                                                                 --------------
                                                                    105,459,477
                                                                 --------------
                                                                    550,411,273


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 9


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Energy-12.4%
Energy Sources-12.0%
BP Plc                                              3,892,800    $   45,887,502
Canadian Natural Resources, Ltd.                      952,300        50,143,804
China Petroleum & Chemical Corp. Cl.H              48,999,500        29,583,595
ENI SpA                                             2,056,000        61,995,349
MOL Magyar Olaj-es Gazipari Rt.                       221,500        22,686,993
Petroleo Brasileiro, SA (ADR)                         806,000        61,546,160
Repsol YPF, SA                                      2,753,900        76,928,685
RWE AG                                                695,930        59,697,806
Total, SA Rights for Arkema, expiring 6/26/06(b)      385,700         1,369,034
Total, SA                                           1,542,800       100,070,331
                                                                 --------------
                                                                    509,909,259
Oil & Gas Services-0.4%
PetroChina Co., Ltd. Cl.H                          17,500,000        18,934,422
                                                                 --------------
                                                                    528,843,681
Industrial Commodities-8.7%
Chemical-1.1%
Mitsui Chemicals, Inc.                              7,024,000        49,646,144

Forest & Paper-0.5%
Svenska Cellulosa AB Series B                         515,100        21,460,361

Metal-Nonferrous-1.8%
Xstrata Plc                                         1,899,370        75,683,321

Metal-Steel-5.3%
Arcelor                                             1,097,200        46,863,550
JFE Holdings, Inc.                                  2,526,700       109,169,014
POSCO                                                 267,100        69,512,481
                                                                 --------------
                                                                    225,545,045
                                                                 --------------
                                                                    372,334,871
Consumer Staples-6.5%
Beverages & Tobacco-4.4%
British American Tobacco Plc                        4,139,100       103,497,835
Japan Tobacco, Inc.                                    24,310        86,828,690
                                                                 --------------
                                                                    190,326,525
Food & Household Products-2.1%
Delhaize Group                                        172,612        11,084,402
J Sainsbury Plc                                    10,354,200        61,862,025
Tate & Lyle Plc                                     1,496,500        15,991,293
                                                                 --------------
                                                                     88,937,720
                                                                 --------------
                                                                    279,264,245
Technology/Electronics-6.1%
Data Processing-2.4%
Canon, Inc.                                         1,484,700       103,932,326

Electrical & Electronics-0.8%
Compal Electronics, Inc.(c)                         6,675,432        34,044,703


10 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Electronic Components & Instruments-2.9%
Flextronics International, Ltd.(b)                  1,446,900    $   16,292,094
Samsung Electronics Co., Ltd.                          67,080        43,164,863
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                             6,604,465        62,544,283
                                                                 --------------
                                                                    122,001,240
                                                                 --------------
                                                                    259,978,269
Telecommunications-4.6%
Telecommunications-4.6%
China Netcom Group Corp., Ltd.                     11,002,500        17,279,033
Nippon Telegraph & Telephone Corp.                      9,200        45,532,101
Singapore Telecommunications, Ltd.                 15,510,890        24,909,457
Vodafone Group Plc                                 47,182,246       108,619,686
                                                                 --------------
                                                                    196,340,277
Medical-3.6%
Health & Personal Care-3.6%
AstraZeneca Plc                                     1,091,000        57,671,564
GlaxoSmithKline Plc                                   871,600        24,104,455
Sanofi-Synthelabo, SA                                 741,282        69,945,083
                                                                 --------------
                                                                    151,721,102
Utilities-3.2%
Utility (Electric & Gas)-3.2%
E.ON AG                                               701,800        81,367,787
Endesa, SA                                          1,647,500        55,218,680
                                                                 --------------
                                                                    136,586,467
Transportation-2.8%
Transportation-Airlines-1.1%
Deutsche Lufthansa AG                               2,812,700        49,272,139

Transportation-Shipping-1.7%
Mitsui O.S.K. Lines, Ltd.                          10,063,000        70,975,757
                                                                 --------------
                                                                    120,247,896
Construction & Housing-2.0%
Building Materials-0.8%
Buzzi Unicem SpA                                    1,576,061        36,269,151

Construction & Housing-1.2%
George Wimpey Plc                                   1,203,900        10,420,155
Leopalace21 Corp.                                     481,400        14,532,428
Persimmon Plc                                         469,598        10,550,374
Taylor Woodrow Plc                                  2,239,500        14,082,670
                                                                 --------------
                                                                     49,585,627
                                                                 --------------
                                                                     85,854,778
Consumer Cyclicals-0.5%
Leisure & Tourism-0.5%
Whitbread Plc                                       1,063,028        20,872,448

Total Common Stocks & Other Investments
  (cost $3,239,621,099)                                           4,040,360,824


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 11


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.2%
Time Deposit-2.2%
State Street Euro Dollar
  4.35%, 6/01/06
  (cost $93,194,000)                                  $93,194    $   93,194,000

Total Investments-96.9%
  (cost $3,332,815,099)                                           4,133,554,824
Other assets less liabilities-3.1%                                  131,350,876

Net Assets-100%                                                  $4,264,905,700


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                            Value at
                 Number of     Expiration     Original       May 31,      Unrealized
Type             Contracts        Month        Value          2006       Depreciation
---------------------------------------------------------------------------------------
EURO STOXX 50       788        June 2006    $38,016,853    $36,643,601    $(1,373,252)


FORWARD EXCHANGE CURRENCY CONTRACT (see Note D)

                       Contract      U.S. $ Value on    U.S. $ Value at
                         Amount       Origination           May 31,         Unrealized
                         (000)            Date               2006          Depreciation
-----------------------------------------------------------------------------------------
Sale Contract:
Swiss Franc,
  settling 6/15/06      80,000         $62,334,424        $65,759,190       $(3,424,766)


(a) Position with an aggregate market value of $79,881,977 has been segregated to collateralize open forward exchange currency contracts.

(b)  Non-income producing security.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the market value of this security amounted to $34,044,703 or 0.8% of net assets.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


12 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


STATEMENT OF ASSETS & LIABILITIES
May 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $3,332,815,099)     $4,133,554,824
Cash                                                              44,320,243
Foreign cash, at value (cost $38,542,358)                         38,780,010(a)
Receivable for shares of beneficial interest sold                 41,757,953
Dividends and interest receivable                                 15,323,155
Receivable for investment securities sold                          9,617,374
Receivable for variation margin on futures contracts                 552,970
Total assets                                                   4,283,906,529

Liabilities
Payable for shares of beneficial interest redeemed                 7,312,891
Payable for investment securities purchased and foreign
  currency transactions                                            3,805,931
Unrealized depreciation of forward exchange
  currency contract                                                3,424,766
Advisory fee payable                                               2,577,538
Distribution fee payable                                           1,163,780
Transfer Agent fee payable                                           282,304
Accrued expenses                                                     433,619
Total liabilities                                                 19,000,829
Net Assets                                                    $4,264,905,700

Composition of Net Assets
Paid-in capital                                               $3,318,014,726
Undistributed net investment income                               37,479,301
Accumulated net realized gain on investment and foreign
  currency transactions                                          112,770,684
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                    796,640,989
                                                              $4,264,905,700

Net Asset Value Per Share--unlimited shares authorized, without par value

                                         Shares          Net Asset
Class             Net Assets          Outstanding          Value
----------------------------------------------------------------------
A              $ 2,028,465,459        99,260,184          $20.44*
B              $   246,409,235        12,238,887          $20.13
C              $   500,828,490        24,876,107          $20.13
Advisor        $ 1,117,297,856        53,931,454          $20.72
R              $    11,658,198           571,491          $20.40
K              $    10,015,080           490,943          $20.40
I              $   350,231,382        17,120,050          $20.46


* The maximum offering price per share for Class A shares was $21.35 which reflects a sales charge of 4.25%.

(a) An amount of U.S. $2,928,257 has been segregated as collateral for the financial futures contracts outstanding at May 31, 2006.

See notes to financial statements.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 13


STATEMENT OF OPERATIONS
Six Months Ended May 31, 2006 (unaudited)

Investment Income
Dividends (net of foreign taxes
  withheld of $6,940,657)                        $  57,040,413
Interest                                             2,973,389    $  60,013,802

Expenses
Advisory fee                                        12,641,294
Distribution fee--Class A                            2,503,677
Distribution fee--Class B                            1,130,514
Distribution fee--Class C                            2,039,600
Distribution fee--Class R                               17,802
Distribution fee--Class K                                  727
Transfer agency--Class A                               810,457
Transfer agency--Class B                               132,890
Transfer agency--Class C                               206,982
Transfer agency--Advisor Class                         444,501
Transfer agency--Class R                                 8,569
Transfer agency--Class K                                   376
Transfer agency--Class I                                52,089
Custodian                                              809,998
Registration fees                                      149,364
Printing                                                82,560
Administrative                                          42,000
Legal                                                   35,034
Audit                                                   31,852
Trustees' fees                                          18,178
Miscellaneous                                           47,261
Total expenses                                      21,205,725
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                          (51,164)
Less: expense offset arrangement
  (see Note B)                                         (42,744)
Net expenses                                                         21,111,817
Net investment income                                                38,901,985

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain on:
  Investment transactions                                           140,175,337
  Futures contracts                                                   3,873,312
  Foreign currency transactions                                         505,849
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       405,683,096
  Futures contracts                                                  (2,290,868)
  Foreign currency denominated assets
    and liabilities                                                  (2,591,035)
Net gain on investment and foreign
  currency transactions                                             545,355,691

Net Increase in Net Assets
  from Operations                                                 $ 584,257,676


See notes to financial statements.


14 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months Ended    Year Ended
                                                  May 31, 2006     November 30,
                                                  (unaudited)         2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $   38,901,985   $   37,171,364
Net realized gain on investment
  and foreign currency transactions                144,554,498      320,164,411
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities               400,801,193      (44,982,161)
Net increase in net assets from
  operations                                       584,257,676      312,353,614

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                          (16,343,354)      (5,137,625)
  Class B                                           (1,336,095)        (748,778)
  Class C                                           (2,208,530)        (803,764)
  Advisor Class                                     (9,816,862)     (12,759,742)
  Class R                                              (53,639)          (9,188)
  Class K                                               (1,658)              -0-
  Class I                                           (2,874,352)              -0-
Net realized gain on investment
  transactions
  Class A                                          (71,457,886)     (10,811,823)
  Class B                                          (10,971,191)      (3,199,928)
  Class C                                          (18,135,087)      (3,432,296)
  Advisor Class                                    (37,415,212)     (22,873,018)
  Class R                                             (234,524)         (20,846)
  Class K                                               (6,044)              -0-
  Class I                                          (10,045,312)              -0-

Transactions in Shares of
Beneficial Interest
Net increase                                     1,194,289,966      595,243,770
Total increase                                   1,597,647,896      847,800,376

Net Assets
Beginning of period                              2,667,257,804    1,819,457,428
End of period (including undistributed net
  investment income of $37,479,301
  and $31,211,806, respectively)                $4,264,905,700   $2,667,257,804


See notes to financial statements.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 15


NOTES TO FINANCIAL STATEMENTS
May 31, 2006 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the"Trust") was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities


16 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 17


of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.


18 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and .90%
of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended May 31, 2006, such reimbursement amounted to $9,164.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended May 31, 2006, the Adviser voluntarily agreed to waive its fees. Such waiver amounted to $42,000.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $874,570 for the six months ended May 31, 2006.

For the six months ended May 31, 2006, the Fund's expenses were reduced by $42,744 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $123,015 from the sales of Class A shares and received $6,797, $66,116 and $28,030 in contingent deferred sales charges imposed


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 19


upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2006.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2006, amounted to $2,179,408, of which $0 and $24,793, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,841,868, $2,885,911, $17,505 and $2,478 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2006, were as follows:

                                                   Purchases          Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $1,294,091,834   $  375,314,254
U.S. government securities.                                 -0-              -0-


20 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation                                    $  830,066,181
Gross unrealized depreciation                                       (29,326,456)
Net unrealized appreciation                                      $  800,739,725

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 21


currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months       Year        Six Months         Year
                        Ended         Ended           Ended           Ended
                    May 31, 2006   November 30,   May 31, 2006     November 30,
                     (unaudited)       2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold           34,925,245    53,040,947   $ 691,459,622   $ 901,315,711
Shares issued in
  reinvestment of
  dividends and
  distributions        4,544,099       915,860      81,157,586      14,699,556
Shares converted
  from Class B           265,840       425,899       5,274,445       7,078,686
Shares redeemed      (10,226,960)  (12,743,073)   (202,429,981)   (212,683,819)
Net increase          29,508,224    41,639,633   $ 575,461,672   $ 710,410,134

Class B
Shares sold            2,155,145     4,559,494   $  42,120,200   $  75,209,351
Shares issued in
  reinvestment of
  dividends and
  distributions          564,146       204,117       9,957,206       3,243,419
Shares converted
  to Class A            (269,437)     (420,396)     (5,274,445)     (7,078,686)
Shares redeemed       (1,003,853)   (2,117,274)    (19,537,553)    (34,955,504)
Net increase           1,446,001     2,225,941   $  27,265,408   $  36,418,580

Class C
Shares sold            7,787,693    10,398,718   $ 152,431,510   $ 172,035,551
Shares issued in
  reinvestment of
  dividends and
  distributions          758,066       178,007      13,379,871       2,828,530
Shares redeemed       (1,382,381)   (1,812,794)    (26,789,434)    (30,140,626)
Net increase           7,163,378     8,763,931   $ 139,021,947   $ 144,723,455


22 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months       Year        Six Months         Year
                        Ended         Ended           Ended           Ended
                    May 31, 2006   November 30,   May 31, 2006     November 30,
                     (unaudited)       2005        (unaudited)        2005
                     ------------  ------------  --------------  --------------
Advisor Class
Shares sold           18,977,196    29,435,151    $377,592,582   $ 499,239,141
Shares issued in
  reinvestment of
  dividends and
  distributions        2,101,394     2,136,225      37,993,198      34,628,213
Shares redeemed       (6,009,124)  (58,681,154)   (118,349,002)   (998,147,648)
Net increase
  (decrease)          15,069,466   (27,109,778)   $297,236,778   $(464,280,294)

Class R
Shares sold              413,061       197,513    $  8,321,217   $   3,383,399
Shares issued in
  reinvestment of
  dividends and
  distributions            8,119           178         144,846           2,860
Shares redeemed          (77,223)      (29,321)     (1,530,785)       (493,034)
Net increase             343,957       168,370    $  6,935,278   $   2,893,225


                                 March 1, 2005(a)               March 1, 2005(a)
                                 to November 30,                 to November 30,
                                       2005                           2005
                                   ------------                  --------------
Class K
Shares sold              489,618         5,825    $  9,899,291   $     102,896
Shares issued in
  reinvestment of
  dividends and
  distributions              390            -0-          6,950              -0-
Shares redemed            (4,890)           -0-(b)    (104,076)             (5)
Net increase             485,118         5,825    $  9,802,165   $     102,891

Class I
Shares sold            6,833,536    10,280,352    $133,264,845   $ 171,206,172
Shares issued in
  reinvestment of
  dividends and
  distributions          719,248            -0-     12,838,589              -0-
Shares redemed          (365,317)     (347,769)     (7,536,716)     (6,230,393)
Net increase           7,187,467     9,932,583    $138,566,718   $ 164,975,779


(a)  Commencement of distribution.

(b)  Share amount is less than one full share.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 23


NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2006.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 were as follows:

                                                 2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $   19,459,097   $   10,529,596
  Long-term capital gain                        40,337,911               -0-
Total taxable distributions                     59,797,008       10,529,596
Total distributions paid                    $   59,797,008   $   10,529,596


24 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $   59,747,007
Undistributed long-term capital gains                           120,030,379
Accumulated capital and other losses                            (30,882,365)(a)
Unrealized appreciation/(depreciation)                          394,638,023(b)
Total accumulated earnings/(deficit)                         $  543,533,044


(a) On November 30, 2005, the Fund had a net capital loss carryforward of $30,882,365 of which $2,018,389 expires in the year 2008 and $28,863,976 expires in the year 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with Alliance International Fund, Inc. may apply. During the fiscal year, the Fund utilized capital loss carryforwards of $3,427,458.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment companies and forward exchange currency contracts.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 25


(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


26 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 27


On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


28 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 29


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                         Class A
                                     ----------------------------------------------------------------------------------
                                     Six Months
                                        Ended                                                                March 29,
                                        May 31,                     Year Ended November 30,                 2001(a) to
                                        2006      --------------------------------------------------------  November 30,
                                    (unaudited)          2005           2004         2003         2002         2001
                                   -------------  ----------------  -----------  -----------  ------------  -----------
Net asset value,
  beginning of period                  $18.10            $16.22       $12.82        $9.83        $9.64       $10.00

Income From Investment
  Operations
Net investment income(b)(c)               .22               .26          .16(d)       .13          .07          .04
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                           3.36              2.15         3.37         2.96          .12(e)      (.40)
Net increase (decrease)
  in net asset value from
  operations                             3.58              2.41         3.53         3.09          .19         (.36)

Less: Dividends and
  Distributions
Dividends from
  net investment income                  (.23)             (.17)        (.13)        (.10)          -0-          -0-
Distributions from
  net realized gain on
  investment transactions               (1.01)             (.36)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                         (1.24)             (.53)        (.13)        (.10)          -0-          -0-
Net asset value, end of period         $20.44            $18.10       $16.22       $12.82        $9.83        $9.64

Total Return
Total investment return
  based on net asset value(f)           20.77%            15.31%       27.77%       31.80%        1.97%       (3.60)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                  $2,028,466        $1,262,495     $455,933     $180,443      $74,193       $3,990
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       1.19%(g)(h)       1.20%        1.20%        1.20%        1.20%        1.44%(g)
  Expenses, before waivers/
    reimbursements                       1.19%(g)(h)       1.37%        1.64%        1.93%        2.19%        5.11%(g)
  Net investment income(c)               2.23%(g)(h)       1.57%        1.12%(d)     1.22%         .74%         .62%(g)
Portfolio turnover rate                    11%               26%          22%          20%          23%          11%


See footnote summary on page 37.


30 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                          Class B
                                     ----------------------------------------------------------------------------------
                                     Six Months
                                        Ended                                                                 March 29,
                                        May 31,                     Year Ended November 30,                  2001(a) to
                                         2006      -------------------------------------------------------   November 30,
                                     (unaudited)        2005           2004         2003         2002           2001
                                    -------------  --------------  -----------  -----------  -------------  ------------
Net asset value,
  beginning of period                  $17.81            $15.99       $12.67        $9.75        $9.62       $10.00

Income From Investment
  Operations
Net investment
  income (loss)(b)(c)                     .13               .16          .07(d)       .07           -0-(i)       -0-(i)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                           3.32              2.11         3.32         2.92          .13(e)      (.38)
Net increase (decrease) in
  net asset value from
  operations                             3.45              2.27         3.39         2.99          .13         (.38)

Less: Dividends and
  Distributions
Dividends from
  net investment income                  (.12)             (.09)        (.07)        (.07)          -0-          -0-
Distributions from
  net realized gain on
  investment transactions               (1.01)             (.36)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                         (1.13)             (.45)        (.07)        (.07)          -0-          -0-
Net asset value, end of period         $20.13            $17.81       $15.99       $12.67        $9.75        $9.62

Total Return
Total investment return
  based on net asset value(f)           20.28%            14.52%       26.83%       30.85%        1.35%       (3.80)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $246,409          $192,192     $136,980      $84,809      $51,608       $2,220
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       1.90%(g)(h)       1.90%        1.90%        1.90%        1.90%        2.19%(g)
  Expenses, before waivers/
    reimbursements                       1.91%(g)(h)       2.09%        2.39%        2.71%        2.84%        7.84%(g)
  Net investment
    income (loss)(c)                     1.37%(g)(h)        .98%         .47%(d)      .61%        (.03)%       (.05)%(g)
Portfolio turnover rate                    11%               26%          22%          20%          23%          11%


See footnote summary on page 37.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 31


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                            Class C
                                   ------------------------------------------------------------------------------------
                                     Six Months
                                       Ended                                                                 March 29,
                                       May 31,                     Year Ended November 30,                  2001(a) to
                                        2006      ------------------------------------------------------   November 30,
                                    (unaudited)         2005           2004         2003         2002         2001
                                   -------------  ---------------  -----------  -----------  -----------  -------------
Net asset value,
  beginning of period                  $17.81           $15.99       $12.67        $9.75        $9.60       $10.00

Income From Investment
  Operations
Net investment income(b)(c)               .15              .16          .06(d)       .06          .01           -0-(i)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                           3.30             2.11         3.33         2.93          .14(e)      (.40)
Net increase (decrease) in
  net asset value from
  operations                             3.45             2.27         3.39         2.99          .15         (.40)

Less: Dividends and
  Distributions
Dividends from
  net investment income                  (.12)            (.09)        (.07)        (.07)          -0-          -0-
Distributions from
  net realized gain on
  investment transactions               (1.01)            (.36)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                         (1.13)            (.45)        (.07)        (.07)          -0-          -0-
Net asset value, end of period         $20.13           $17.81       $15.99       $12.67        $9.75        $9.60

Total Return
Total investment return
  based on net asset value(f)           20.28%           14.52%       26.83%       30.85%        1.56%       (4.00)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $500,829         $315,390     $143,067      $59,753      $26,663       $1,582
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       1.90%(g)(h)      1.90%        1.90%        1.90%        1.90%        2.23%(g)
  Expenses, before waivers/
    reimbursements                       1.90%(g)(h)      2.07%        2.35%        2.65%        2.90%        8.77%(g)
  Net investment income(c)               1.52%(g)(h)       .95%         .46%(d)      .55%         .09%         .03%(g)
Portfolio turnover rate                    11%              26%          22%          20%          23%          11%


See footnote summary on page 37.


32 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                        Advisor Class
                                   ----------------------------------------------------------------------------------
                                     Six Months
                                        Ended                                                               March 29,
                                        May 31,                     Year Ended November 30,                2001(a) to
                                         2006       ---------------------------------------------------   November 30,
                                     (unaudited)        2005          2004         2003         2002         2001
                                   ---------------  -----------   -----------  -----------  -----------  -------------
Net asset value,
  beginning of period                  $18.34            $16.41       $12.96        $9.92        $9.68       $10.00

Income From Investment
  Operations
Net investment income(b)(c)               .25               .37          .21(d)       .18          .17          .04
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                           3.41              2.12         3.40         2.97          .07(e)      (.36)
Net increase (decrease) in
  net asset value from
  operations                             3.66              2.49         3.61         3.15          .24         (.32)

Less: Dividends and
  Distributions
Dividends from
  net investment income                  (.27)             (.20)        (.16)        (.11)          -0-          -0-
Distributions from
  net realized gain on
  investment transactions               (1.01)             (.36)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                         (1.28)             (.56)        (.16)        (.11)          -0-          -0-
Net asset value, end of period         $20.72            $18.34       $16.41       $12.96        $9.92        $9.68

Total Return
Total investment return based
  on net asset value(f)                 20.95%            15.66%       28.10%       32.19%        2.48%       (3.20)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                  $1,117,298          $712,775   $1,082,517     $633,688     $325,800     $167,263
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        .89%(g)(h)        .90%         .90%         .90%         .90%         .90%(g)
  Expenses, before waivers/
    reimbursements                        .89%(g)(h)       1.04%        1.34%        1.63%        1.75%        2.26%(g)
  Net investment income(c)               2.55%(g)(h)       2.21%        1.48%(d)     1.61%        1.67%         .65%(g)
Portfolio turnover rate                    11%               26%          22%          20%          23%          11%


See footnote summary on page 37.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 33


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                   Class R
                                            ----------------------------------------------------
                                            Six Months
                                               Ended             Year Ended           November 3,
                                              May 31,            November 30,         2003(j) to
                                               2006      --------------------------  November 30,
                                           (unaudited)        2005          2004         2003
                                            -----------  -------------  -----------  -----------
Net asset value, beginning of period          $18.09         $16.23        $12.82       $12.60

Income From Investment Operations
Net investment income(b)(c)                      .25            .22           .02(d)        -0-(i)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  3.30           2.16          3.48          .22
Net increase in net asset value from
  operations                                    3.55           2.38          3.50          .22

Less: Dividends and Distributions
Dividends from net investment income            (.23)          (.16)         (.09)          -0-
Distributions from net realized gain on
  investment transactions                      (1.01)          (.36)           -0-          -0-
Total dividends and distributions              (1.24)          (.52)         (.09)          -0-
Net asset value, end of period                $20.40         $18.09        $16.23       $12.82

Total Return
Total investment return based on net
  asset value(f)                               20.61%         15.09%        27.46%        1.75%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $11,658         $4,115          $960          $10
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.40%(g)(h)    1.40%         1.40%        1.40%(g)
  Expenses, before waivers/
    reimbursements                              1.54%(g)(h)    1.66%         1.84%        2.31%(g)
  Net investment income(c)                      2.51%(g)(h)    1.30%          .12%(d)      .40%(g)
Portfolio turnover rate                           11%            26%           22%          20%


See footnote summary on page 37.


34 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                            Class K
                                                     -----------------------
                                                     Six Months
                                                        Ended      March 1,
                                                       May 31,     2005(j) to
                                                        2006      November 30,
                                                    (unaudited)      2005
                                                     ----------   ----------
Net asset value, beginning of period                   $18.11       $17.14

Income From Investment Operations
Net investment income(b)(c)                               .15          .11
Net realized and unrealized gain on investment
  and foreign currency transactions                      3.43          .86
Net increase in net asset value from operations          3.58          .97

Less: Dividends and Distributions
Dividends from net investment income                     (.28)          -0-
Distributions from net realized gain on
  investment transactions                               (1.01)          -0-
Total dividends and distributions                       (1.29)          -0-
Net asset value, end of period                         $20.40       $18.11

Total Return
Total investment return based on net asset
  value(f)                                              20.78%        5.66%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $10,015         $106
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(g)             1.15%(h)     1.15%
  Expenses, before waivers/reimbursements(g)             1.38%(h)     1.42%
  Net investment income(c)(g)                            4.50%(h)     1.07%
Portfolio turnover rate                                    11%          26%


See footnote summary on page 37.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 35


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                             Class I
                                                     -----------------------
                                                     Six Months
                                                        Ended       March 1,
                                                       May 31,     2005(j) to
                                                         2006     November 30,
                                                     (unaudited)     2005
                                                     ----------   ----------
Net asset value, beginning of period                   $18.14       $17.14

Income From Investment Operations
Net investment income(b)(c)                               .26          .09
Net realized and unrealized gain on investment
  and foreign currency transactions                      3.36          .91
Net increase in net asset value from operations          3.62         1.00

Less: Dividends and Distributions
Dividends from net investment income                     (.29)          -0-
Distributions from net realized gain on
investment transactions                                 (1.01)          -0-
Total dividends and distributions                       (1.30)          -0-
Net asset value, end of period                         $20.46       $18.14

Total Return
Total investment return based on net asset
  value(f)                                              21.00%        5.83%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $350,231     $180,185
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(g)              .83%(h)      .90%
  Expenses, before waivers/reimbursements(g)              .83%(h)     1.00%
  Net investment income(c)(g)                            2.66%(h)      .75%
Portfolio turnover rate                                    11%          26%


See footnote summary on page 37.


36 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived/reimbursed by the Adviser.

(d)  Net of fees waived/reimbursed by the Transfer Agent.

(e) In addition to net realized and unrealized gain (loss) from investment and foreign currency transactions as set forth in the statement of operations, this amount reflects an increase in net asset value per share resulting from fluctuations in the Fund's total net assets in relation to the timing of market gains and losses.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.

(h) The ratio includes expenses attributable to estimated cost of proxy solicitation.

(i)  Amount is less than $.005.

(j)  Commencement of distribution.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 37


BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc. O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J.Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L.Kirstein, Senior Vice President and Independent Compliance Officer Sharon E. Fay(2), Senior Vice President
Kevin F. Simms(2), Senior Vice President
Henry S. D'Auria(2), Vice President
Giulio A. Martini(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, New York 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund are made by the International Value Investment Policy Group. Ms. Fay and Messrs. D'Auria, Martini and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


38 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

[In this disclosure, the term "Trust" refers to AllianceBernstein Trust, and the term "Fund" refers to AllianceBernstein International Value Fund.]

The Trust's disinterested trustees (the "trustees") unanimously approved the continuance of the Advisory Agreement between the Trust and the Adviser in respect of the Fund at a meeting held on December 14, 2005.

In preparation for the meeting, the trustees had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed an independent evaluation from the Trust's Senior Officer (who is also the Trust's Independent Compliance Officer) of the reasonableness of the advisory fees in the Trust's Advisory Agreement in respect of the Fund (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The trustees noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund. The Senior Officer noted that he had adjusted the Lipper quintile information as he prefers to use a different methodology than Lipper for assigning Fund performance to quintiles.

Prior to voting, the trustees reviewed the proposed continuance of the Advisory Agreement in respect of the Fund with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The trustees also discussed the proposed continuance in four private sessions at which only the trustees, their independent counsel and the Trust's Independent Compliance Officer were present. In reaching their determinations


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 39


relating to continuance of the Advisory Agreement in respect of the Fund, the trustees considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates of the Fund compared to other investment companies with similar objectives;

10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

12. the Senior Officer's evaluation of the reasonableness of the fee in respect of the Fund payable to the Adviser;


40 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and the trustees attributed different weights to the various factors.

The trustees determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees' reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Fund (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.

Nature, extent and quality of services provided by the Adviser

The trustees noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the trustees, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of trustees of the Trust who are affiliated persons of the Adviser and of the officers of the Fund.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 41


The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the trustees on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement. The trustees noted that the Adviser had waived reimbursement payments in recent periods from the Fund in light of the expense caps in effect for the Fund.

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The trustees noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The trustees also reviewed information in respect of 2004 that had been prepared with an updated expense allocation methodology. The trustees noted that the updated expense allocation methodology would be used to prepare profitability information for 2005, and that it differed in various respects from the methodology used in prior years. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type.


42 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The trustees focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The trustees recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the trustees regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the trustees in May 2005 on this subject. The trustees noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Trust's 12b-1 plan and retains a portion of such 12b-1 fees; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with certain of such transactions. The trustees noted that the Adviser had made a recent presentation to the trustees detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 43


The trustees recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The trustees understood that the Adviser might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 8 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 20 to 14 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1- and 3-year periods, and information prepared by the Adviser showing performance of the Class A Shares as compared to other funds in the Morgan Stanley Capital International Europe, Australasia and Far East Index for periods ended September 30, 2005 over the year to date, 1- and 3-year and since inception periods (March 2001 inception). The trustees noted that in the Performance Group comparison the Fund was in the 1st quintile in the 1-year period (adjusted to 2nd quintile by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles) and 1st quintile in the 3-year period, and in the Performance Universe comparison the Fund was in the 2nd quintile in the 1-year period and 1st quintile in the 3-year period. The comparative information showed that the Fund outperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Fund. They also received an oral presentation from the Adviser that supplemented such information. The trustees noted that the institutional fee schedule for clients with a comparable investment style to the Fund had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The trustees also noted that the


44 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The trustees noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The trustees also reviewed information provided by the Adviser that indicated that the Fund pays a higher fee rate than certain registered investment companies with similar investment strategies as the Fund that are sub-advised by the Adviser.

The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by nonaffiliated service providers and is responsible for the compensation of the Trust's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 45


The trustees noted that the Fund's at approximate current size contractual effective fee rate of 75 basis points was materially lower than the Expense Group median. The trustees noted that in the Fund's latest fiscal year, the administrative expense reimbursement of 1 basis point had been waived by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee rate as the Fund. The trustees also noted that the Fund's expense ratio, which had been capped by the Adviser, was significantly lower than the medians for the Expense Group and Expense Universe. The trustees concluded that the Fund's expense ratio was highly satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The trustees also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


46 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                  Michigan
Insured National          Minnesota
Arizona                   New Jersey
California                New York
Insured California        Ohio
Florida                   Pennsylvania
Massachusetts             Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 47


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Trust (the "Trust") in respect of AllianceBernstein International Value Fund (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Trustees on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


48 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                    Net Assets       Advisory Fee Based
                     02/28/06         on % of Average
Category            (million)         Daily Net Assets               Fund
-------------------------------------------------------------------------------
International        $281.2       75 bp on 1st $2.5 billion      International
                                  65 bp on next $2.5 billion      Value Fund
                                  60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                            As a % of Average
Fund                                         Amount          Daily Net Assets
-------------------------------------------------------------------------------
International Value Fund(4)                 $82,000               0.004%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking.

                   Expense Cap Pursuant to          Gross           Fiscal
                      Expense Limitation           Expense           Year
Fund                     Undertaking                Ratio            End
-------------------------------------------------------------------------------
International       Class A         1.20%            1.37%        November 30
Value Fund          Class B         1.90%            2.09%
                    Class C         1.90%            2.07%
                    Class R         1.40%            1.66%
                    Class K         1.15%            1.42%
                    Class I         0.90%            1.00%
                    Adv. Class      0.90%            1.04%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)  The Adviser waived this expense reimbursement by the Fund


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 49


the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

                Net Assets     AllianceBernstein ("AB")    Effective     Fund
                 02/28/06      Institutional ("Inst.")      AB Inst.   Advisory
Fund             ($MIL)             Fee Schedule            Adv. Fee     Fee(5)
-------------------------------------------------------------------------------
International   $3,456.3   International Strategic Value     0.506%     0.750%
Value Fund                 90 bp on 1st $25 million
                           70 bp on next $25 million
                           60 bp on next $50 million
                           50 bp on the balance
                           Minimum Account Size: $25 m


(5) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.


50 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                    AVPS Portfolio                   Fee Schedule
-------------------------------------------------------------------------------
International    International Value Portfolio    0.75% on first $2.5 billion
Value Fund                                        0.65% on next $2.5 billion
                                                  0.60% on the balance

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

Fund                       ACITM Mutual Fund                            Fee
-------------------------------------------------------------------------------
International     Alliance International Value(6)                      0.30%
Value Fund        Alliance International Diversified Value(6)          0.10%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships.

Fund                       Sub-advised Fund            Fee Schedule
-------------------------------------------------------------------------------
International Value Fund      Client # 1         0.65% on first $75 million
                                                 0.50% on next $25 million
                                                 0.40% on next $200 million
                                                 0.35% on next $450 million
                                                 0.30% thereafter

                              Client # 2(7)      0.60% on first $1 billion
                                                 0.55% on next $500 million
                                                 0.50% on next $500 million
                                                 0.45% on next $500 million
                                                 0.40% thereafter

                              Client # 3         0.50% on first $50 million
                                                 0.40% thereafter

                              Client # 4         0.30%


(6)  This ACITM fund is privately placed or institutional.

(7)  This is the fee schedule of a fund managed by an affiliate of the Adviser.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 51


Fund                       Sub-advised Fund            Fee Schedule
-------------------------------------------------------------------------------
                               Client # 5         Base fee of
                                                  0.22% on first $1 billion
                                                  0.18% on next $1.5 billion
                                                  0.16% thereafter
                                                  +/- Performance Fee(8)

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(9)

At the request of the Senior Officer, independent counsel for the Independent Trustees and the Adviser, Lipper provided supplemental information (shown in bold and italicized), which compared the Fund's management fee against it's peers within an expanded Lipper Expense Group.(10) The expanded Lipper Expense Group of the Fund has peers which have a similar size, load type and 12b-1 service/non 12b-1 service fee; the difference between a "normal" and expanded Lipper Expense Group is that the peers of the expanded group, which


(8) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index Excluding US (ACWI ex US) over a 60 month rolling period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.24%.

(9) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(10) For a "normal" Lipper Expense Group, Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.


52 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


invest in international multi-cap equity securities, can have an investment style of value or core (blend).(11)

                                          Effective      Lipper
                                         Management      Group
Fund                                       Fee(12)       Median        Rank
-------------------------------------------------------------------------------
International Value Fund                    0.736         0.784         1/8
                                            0.736         0.776        2/11


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(13) and Lipper Expense Universe.(14) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below. Supplemental Lipper information for the Fund is also provided (shown in bold and italicized).(15)

                      Expense      Lipper      Lipper      Lipper      Lipper
                       Ratio       Group       Group      Universe    Universe
Fund                  (%)(16)     Median (%)    Rank     Median (%)     Rank
-------------------------------------------------------------------------------
International          1.200       1.431         1/8       1.529        1/15
Value Fund             1.200       1.439        2/11         N/A         N/A


Based on this analysis, the Fund has equally favorable rankings on a management fee basis and a total expense ratio basis.


(11) The Fund's Lipper investment classification/objective is International Multi-Cap Value ("IMLV"). The Fund's expanded Lipper Expense Group, including the Fund, consists of 6 funds with the investment classification/objective of IMLC and 5 funds of International Multi-Cap Core ("IMLC").

(12) The effective management fee rate for the Fund does not reflect the aforementioned payments (waived) made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(13) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(14) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(15)  See footnote 11.

(16)  The total expense ratio shown is for the Fund's Class A shares.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 53


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(17)


(17) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


54 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                           Amount Received
-------------------------------------------------------------------------------
International Value Fund                                           $154,719


ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                                 12b-1 Fees Received        CDSC Received
-------------------------------------------------------------------------------
International Value Fund                  $6,420,463               $205,848


Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                             ABIS Fee(18)
-------------------------------------------------------------------------------
International Value Fund                                          $2,239,243

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the


(18) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 55


extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1 and 3 year performance ranking of the Fund(19) relative to its Lipper Performance Group(20) and Lipper Performance Universe(21) for the periods ended December 31, 2005:

International Value Fund            Group        Universe
  1 year                             2/8           3/19
  3 year                             2/8           3/15


(19)  The performance rankings are for the Class A shares of the Fund.

(20)  The Lipper Performance Group is identical to the Lipper Expense Group.

(21) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.


56 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND


Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold)(22) versus its benchmark:(23)

                                              Periods Ending December 31, 2005
                                                   Annualized Performance
-------------------------------------------------------------------------------
                                               1            3         Since
Fund                                          Year        Year      Inception
-------------------------------------------------------------------------------
International Value Fund                     16.76       27.89        15.89
MSCI EAFE Index (Net)                        13.54       23.68         8.10

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(22)  The performance returns shown are for the Class A shares of the Fund.

(23) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 57


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


IV-0152-0506




-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Small/Mid Cap Value Fund


Semi-Annual Report

May 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



July 14, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Small/Mid Cap Value Fund (the "Fund") for the semi-annual reporting period ended May 31, 2006.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of companies with small-to-mid market capitalizations that are determined by the Bernstein Value Equities research unit to be undervalued and whose long-term earnings power is not reflected in the current market price of their securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in these types of securities. The Fund may also invest in securities issued by non-U.S. companies.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended May 31, 2006.

The Fund modestly trailed its benchmark for the six-month period ended May 31, 2006. Security selection was a contributor in the period, with strong contributions from the Fund's holdings of consumer discretionary and producer durable stocks. In both cases, the Fund benefited from holding a number of stocks that demonstrated improved earnings growth relative to market expectations. Technology stock holdings lagged, as the Fund was underweight in the more speculative names that performed well in the sector over the period. Sector selection was neutral, with a contribution from the Fund's underweighted position in financial services stocks, offset by its overweighted position in auto and transportation stocks, which underperformed as a group during the period.

For the 12-month period ended May 31, 2006, the Fund again modestly trailed its benchmark. Security selection was a strong contributor as the Fund's holdings in materials and processing and consumer discretionary stocks were strong, benefiting from strong company-specific earnings growth and solid industry trends. As was the case with the six-month reporting period, technology stock selection was a detractor as the Fund held underweighted positions in the more speculative names in that sector. Sector selection was a negative for the 12-month period as the benefit from the Fund's small overweighted position in energy and its underweighted position in financials was more than offset by its overweighted position in autos and transports.

Market Review and Investment Strategy

The relative performance of the Fund over both the six- and 12-month periods ended May 31, 2006 can be linked to how investors perceived and valued risk during these periods. In 2005 and in the first three months of 2006, investors sought risk in almost unprecedented fashion and bid up shares in companies with highly speculative or cyclical earnings trends without regard to the sustainability of those trends.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 1


This resulted from the market's belief that strong economic growth would continue to generate a broad based profits recovery and would benefit smaller, lower-quality companies. The Fund used this period to add companies that were larger than the benchmark and offered higher quality earnings. Further, because investors' risk appetite was so strong, these stocks were out of favor and the Fund was able to buy them at multiples that represented an attractive discount to the market.

Risk also dominated how the Fund performed; there were two distinctly different periods from a performance perspective. In 2005 and the first three calendar months of 2006, the risk-seeking behavior of investors created headwinds that led to slight underperformance in 2005 and more significant underperformance in the first quarter of 2006. In April and May of 2006, this has begun to reverse itself as the specter of higher rates and slower economic growth has refocused investors on higher-quality companies like those that were added to the Fund's investment portfolio. Accordingly, the Fund generated strong outperformance over this two-month period. In aggregate, the Fund lagged the value benchmark over both the six- and 12-month periods.


2 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit its expenses on an annual basis to 1.15%, 1.85%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers extend through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Fund's expenses would have been higher and their performance would have been lower than that shown.

Benchmark Disclosure

The unmanaged Russell 2500 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-capitalization U.S. stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Fund concentrates its investments in the stocks of small- to mid- capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                           Returns
THE FUND VS. ITS BENCHMARK                      -----------------------------
PERIODS ENDED MAY 31, 2006                          6 Months     12 Months
-----------------------------------------------------------------------------
AllianceBernstein Small/Mid Cap Value Fund
  Class A                                             6.58%        14.72%
  Class B                                             6.17%        13.91%
  Class C                                             6.24%        13.91%
  Advisor Class*                                      6.77%        15.04%
  Class R*                                            6.47%        14.54%
  Class K*                                            6.58%        14.78%
  Class I*                                            6.75%        15.03%
Russell 2500 Value Index                              6.95%        15.99%

* Please note that these share classes are for investors purchasing shares through institutional pension plans.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF MAY 31, 2006

--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                             14.72%          9.82%
5 Years                            14.32%         13.33%
Since Inception*                   15.60%         14.64%

Class B Shares
1 Year                             13.91%          9.91%
5 Years                            13.48%         13.48%
Since Inception*                   14.78%         14.78%

Class C Shares
1 Year                             13.91%         12.91%
5 Years                            13.50%         13.50%
Since Inception*                   14.78%         14.78%

Advisor Class Shares+
1 Year                             15.04%         15.04%
5 Years                            14.62%         14.62%
Since Inception*                   15.93%         15.93%

Class R Shares+
1 Year                             14.54%         14.54%
Since Inception*                   15.55%         15.55%

Class K Shares+
1 Year                             14.78%         14.78%
Since Inception*                    9.37%          9.37%

Class I Shares+
1 Year                             15.03%         15.03%
Since Inception*                    9.62%          9.62%


* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2006)

--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             7.43%
5 Years                                           13.23%
Since Inception*                                  14.63%

Class B Shares
1 Year                                             7.48%
5 Years                                           13.41%
Since Inception*                                  14.76%

Class C Shares
1 Year                                            10.44%
5 Years                                           13.43%
Since Inception*                                  14.76%

Advisor Class Shares+
1 Year                                            12.59%
5 Years                                           14.54%
Since Inception*                                  15.91%

Class R Shares+
1 Year                                            12.14%
Since Inception*                                  15.53%

Class K Shares+
1 Year                                            12.31%
Since Inception*                                   9.70%

Class I Shares+
1 Year                                            12.55%
Since Inception*                                   9.92%


* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                       Beginning                          Ending
                     Account Value                     Account Value                  Expenses Paid
                    December 1, 2005                   May 31, 2006                   During Period*
            ------------------------------   -------------------------------   ---------------------------
               Actual       Hypothetical        Actual       Hypothetical**       Actual     Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A        $1,000          $1,000         $1,065.83         $1,019.20         $5.92          $5.79
Class B        $1,000          $1,000         $1,061.74         $1,015.71         $9.51          $9.30
Class C        $1,000          $1,000         $1,062.38         $1,015.71         $9.51          $9.30
Advisor
  Class        $1,000          $1,000         $1,067.65         $1,020.69         $4.38          $4.28
Class R        $1,000          $1,000         $1,064.67         $1,018.20         $6.95          $6.79
Class K        $1,000          $1,000         $1,065.78         $1,019.45         $5.67          $5.54
Class I        $1,000          $1,000         $1,067.54         $1,020.69         $4.38          $4.28

* Expenses are equal to the classes' annualized expense ratios of 1.15%, 1.85%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 7


PORTFOLIO SUMMARY
May 31, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $1,065.4


SECTOR BREAKDOWN*
[ ]  25.6%   Financial                           [PIE CHART OMITTED]
[ ]  13.6%   Capital Equipment
[ ]   9.9%   Technology
[ ]   9.0%   Consumer Growth
[ ]   8.7%   Consumer Cyclicals
[ ]   7.0%   Services
[ ]   6.9%   Consumer Staples
[ ]   6.2%   Utilities
[ ]   4.7%   Industrial Commodities
[ ]   4.4%   Energy
[ ]   2.2%   Non-Financial

[ ]   1.8%   Short-Term


TEN LARGEST HOLDINGS
May 31, 2006 (unaudited)

                                                                    Percent of
Company                                              Value          Net Assets
-------------------------------------------------------------------------------
Allegheny Energy, Inc.                          $  22,720,810           2.1%
Office Depot, Inc.                                 21,662,127           2.0
AG Edwards, Inc.                                   21,038,000           2.0
Radian Group, Inc.                                 20,896,928           2.0
Terex Corp.                                        20,578,350           1.9
GATX Corp.                                         19,574,655           1.8
Performance Food Group Co.                         18,703,401           1.8
Con-way, Inc.                                      18,159,834           1.7
Vail Resorts, Inc.                                 17,852,770           1.7
PerkinElmer, Inc.                                  17,741,430           1.7
-------------------------------------------------------------------------------
                                                $ 198,928,305          18.7%


* All data are as of May 31, 2006. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


PORTFOLIO OF INVESTMENTS
May 31, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-97.9%

Financial-25.5%
Major Regional Banks-4.4%
Central Pacific Financial Corp.                       341,775    $   12,293,647
Trustmark Corp.                                       387,314        11,623,293
UnionBanCal Corp.                                     137,800         9,322,170
Whitney Holding Corp.                                 385,337        13,926,079
                                                                 --------------
                                                                     47,165,189
Multi - Line Insurance-1.5%
StanCorp Financial Group, Inc.                        330,600        16,139,892

Property - Casualty Insurance-7.9%
Arch Capital Group, Ltd.(a)                           232,800        13,362,720
Aspen Insurance Holdings, Ltd.                        440,500         9,545,635
Old Republic International Corp.                      815,750        17,432,577
PartnerRe, Ltd.                                        61,786         3,794,896
Platinum Underwriters Holdings, Ltd.                  508,625        13,702,358
Radian Group, Inc.                                    341,900        20,896,928
RenaissanceRe Holdings, Ltd.                          114,000         5,135,700
                                                                 --------------
                                                                     83,870,814
Real Estate Investment Trust-2.6%
Digital Realty Trust, Inc.                            391,000         9,814,100
FelCor Lodging Trust, Inc.                            801,800        16,685,458
Sunstone Hotel Investors, Inc.                         51,400         1,423,780
                                                                 --------------
                                                                     27,923,338
Savings & Loan-6.6%
Astoria Financial Corp.                               544,750        16,484,135
MAF Bancorp, Inc.                                     356,613        15,437,777
Provident Financial Services, Inc.                    713,000        13,090,680
Sovereign Bancorp, Inc.                               421,000         9,388,300
Washington Federal, Inc.                              111,000         2,546,340
Webster Financial Corp.                               281,200        13,635,388
                                                                 --------------
                                                                     70,582,620
Miscellaneous Financial-2.5%
AG Edwards, Inc.                                      392,500        21,038,000
Strategic Hotels & Resorts, Inc.                      258,400         5,302,368
                                                                 --------------
                                                                     26,340,368
                                                                 --------------
                                                                    272,022,221
Capital Equipment-13.6%
Aerospace & Defense-1.2%
Goodrich Corp.                                        306,400        13,061,832

Auto & Truck Parts-2.4%
ArvinMeritor, Inc.                                    672,300        11,274,471
TRW Automotive Holdings Corp.(a)                      532,525        14,585,860
                                                                 --------------
                                                                     25,860,331


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 9


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Electrical Equipment-4.1%
Acuity Brands, Inc.                                   331,400    $   13,222,860
Checkpoint Systems, Inc.(a)                           372,200         8,407,998
Cooper Industries, Ltd. Cl.A                          166,000        14,783,960
The Genlyte Group, Inc.(a)                             95,700         6,677,946
                                                                 --------------
                                                                     43,092,764
Machinery-3.0%
Moog, Inc. Cl.A(a)                                    317,000        11,022,090
Terex Corp.(a)                                        224,900        20,578,350
                                                                 --------------
                                                                     31,600,440
Miscellaneous Capital Goods-2.9%
Hanover Compressor Co.(a)                             749,825        13,474,355
SPX Corp.                                             328,600        17,287,646
                                                                 --------------
                                                                     30,762,001
                                                                 --------------
                                                                    144,377,368
Technology-9.8%
Communication - Equipment Manufacturers-3.1%
ADC Telecommunications, Inc.(a)                       387,609         6,945,953
Andrew Corp.(a)                                     1,214,000        12,285,680
CommScope, Inc.(a)                                    470,000        13,738,100
                                                                 --------------
                                                                     32,969,733
Computer / Instrumentation-2.0%
Celestica, Inc.(a)                                  1,422,725        13,530,115
Sanmina-SCI Corp.(a)                                1,304,630         6,131,761
Solectron Corp.(a)                                    625,300         2,226,068
                                                                 --------------
                                                                     21,887,944
Computer Services/Software-1.4%
CSG Systems International, Inc.(a)                    435,500        10,138,440
Intergraph Corp.(a)                                   123,661         4,396,148
                                                                 --------------
                                                                     14,534,588
Semiconductors-1.8%
AVX Corp.                                             305,300         4,997,761
Vishay Intertechnology, Inc.(a)                       910,000        14,787,500
                                                                 --------------
                                                                     19,785,261
Miscellaneous Industrial Technology-1.5%
Arrow Electronics, Inc.(a)                            346,225        11,252,313
Avnet, Inc.(a)                                         47,041         1,038,665
Tech Data Corp.(a)                                     91,900         3,335,970
                                                                 --------------
                                                                     15,626,948
                                                                 --------------
                                                                    104,804,474


10 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Growth-8.9%
Entertainment-1.7%
Vail Resorts, Inc.(a)                                 496,600    $   17,852,770

Drugs-0.5%
Endo Pharmaceuticals Holdings, Inc.(a)                170,400         4,999,536

Hospital Management-1.1%
Universal Health Services, Inc. Cl.B                  239,300        12,146,868

Hospital Supplies-0.8%
Owens & Minor, Inc.                                   271,800         8,072,460

Other Medical-1.7%
PerkinElmer, Inc.                                     850,500        17,741,430

Photography-1.3%
IKON Office Solutions, Inc.                         1,119,300        14,461,356

Publishing-1.3%
Reader's Digest Association, Inc. Cl.A              1,008,150        14,345,975

Miscellaneous Consumer Growth-0.5%
URS Corp.(a)                                          132,700         5,625,153
                                                                 --------------
                                                                     95,245,548
Consumer Cyclicals-8.7%
Apparel Manufacturing-2.0%
Liz Claiborne, Inc.                                   318,000        12,297,060
V. F. Corp.                                           145,000         9,124,850
                                                                 --------------
                                                                     21,421,910
Home Furnishings-0.7%
Furniture Brands International, Inc.                  352,500         7,585,800

Retailers-6.0%
AutoNation, Inc.(a)                                   378,461         8,208,819
Borders Group, Inc.                                   562,700        11,681,652
Insight Enterprises, Inc.(a)                          445,000         8,072,300
Office Depot, Inc.(a)                                 521,100        21,662,127
Payless Shoesource, Inc.(a)                           526,200        14,039,016
                                                                 --------------
                                                                     63,663,914
                                                                 --------------
                                                                     92,671,624
Services-7.0%
Airlines-1.9%
Alaska Air Group, Inc.(a)                             312,600        12,110,124
Continental Airlines, Inc. Cl.B(a)                    312,500         7,750,000
                                                                 --------------
                                                                     19,860,124
Miscellaneous Industrial Technology-1.8%
GATX Corp.                                            450,925        19,574,655


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 11


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Railroads-1.6%
Laidlaw International, Inc.                           680,000    $   17,136,000

Truckers-1.7%
Con-way, Inc.                                         307,325        18,159,834
                                                                 --------------
                                                                     74,730,613
Consumer Staples-6.9%
Foods-3.3%
Corn Products International, Inc.                     166,000         4,428,880
Performance Food Group Co.(a)                         573,900        18,703,401
Universal Corp.                                       329,300        12,137,998
                                                                 --------------
                                                                     35,270,279
Restaurants-2.3%
Jack in the Box, Inc.(a)                              260,100        10,835,766
Papa John's International, Inc.(a)                    429,120        13,500,115
                                                                 --------------
                                                                     24,335,881
Retail - Food-0.4%
SUPERVALU, Inc.                                       133,800         3,901,608

Retail Stores - Drugs-0.9%
Longs Drug Stores Corp.                               214,350         9,868,674
                                                                 --------------
                                                                     73,376,442

Utilities-6.2%
Electric Companies-6.2%
Allegheny Energy, Inc.(a)                             623,000        22,720,810
Constellation Energy Group, Inc.                      167,225         8,645,533
Northeast Utilities                                   496,700        10,048,241
Puget Energy, Inc.                                    409,800         8,683,662
Wisconsin Energy Corp.                                397,650        15,854,305
                                                                 --------------
                                                                     65,952,551
Industrial Commodities-4.7%
Chemicals-0.6%
Albemarle Corp.                                       126,600         6,076,800

Container-1.1%
Owens-Illinois, Inc.(a)                               709,900        12,068,300

Miscellaneous Industrial Commodities-0.7%
United Stationers, Inc.(a)                            164,666         7,643,796

Miscellaneous Metals-1.6%
Reliance Steel & Aluminum Co.                          78,700         6,344,007
Silgan Holdings, Inc.                                 302,958        11,327,599
                                                                 --------------
                                                                     17,671,606
Steel-0.7%
Quanex Corp.                                          180,000         7,077,600
                                                                 --------------
                                                                     50,538,102


12 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Energy-4.4%
Offshore Drilling-1.4%
Rowan Cos., Inc.                                      387,300    $   15,422,286

Oil Well Equipment & Services-0.6%
Todco Cl.A                                            137,000         6,051,290

Oils - Integrated Domestic-2.4%
Hess Corp.                                             83,400        12,510,000
Plains Exploration & Production Co.(a)                352,900        12,598,530
                                                                 --------------
                                                                     25,108,530
                                                                 --------------
                                                                     46,582,106
Non-Financial-2.2%
Miscellaneous Building-2.2%
Harsco Corp.                                          116,800         9,463,136
Quanta Services, Inc.(a)                              824,400        13,726,260
                                                                 --------------
                                                                     23,189,396
Total Common Stocks
  (cost $898,068,429)                                             1,043,490,445

SHORT-TERM INVESTMENT-1.8%
Time Deposit-1.8%
State Street Euro Dollar
  4.35%, 6/01/06
  (cost $18,884,000)                                 $ 18,884        18,884,000

Total Investments-99.7%
  (cost $916,952,429)                                             1,062,374,445
Other assets less liabilities-0.3%                                    3,045,779

Net Assets-100%                                                  $1,065,420,224


(a)  Non-income producing security.

See notes to financial statements.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 13


STATEMENT OF ASSETS & LIABILITIES
May 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $916,952,429)         $ 1,062,374,445
Cash                                                                        241
Receivable for shares of beneficial interest sold                     3,662,821
Receivable for investment securities sold                             3,217,123
Dividends and interest receivable                                       877,264
Total assets                                                      1,070,131,894

Liabilities
Payable for shares of beneficial interest redeemed                    3,016,969
Advisory fee payable                                                    542,143
Distribution fee payable                                                506,361
Transfer Agent fee payable                                              138,696
Payable for investment securities purchased                              72,653
Accrued expenses                                                        434,848
Total liabilities                                                     4,711,670
Net Assets                                                      $ 1,065,420,224

Composition of Net Assets
Paid-in capital                                                 $   849,000,443
Undistributed net investment income                                     272,836
Accumulated net realized gain on investment
  transactions                                                       70,724,929
Net unrealized appreciation of investments                          145,422,016
                                                                $ 1,065,420,224

Net Asset Value Per Share - unlimited shares authorized, without par value

                                        Shares          Net Asset
Class              Net Assets        Outstanding           Value
----------------------------------------------------------------------
A                $ 448,376,744        26,839,726          $16.71*
B                $ 240,265,239        14,814,929          $16.22
C                $ 199,998,195        12,333,460          $16.22
Advisor          $ 154,715,195         9,150,798          $16.91
R                $   9,802,479           588,299          $16.66
K                $     706,672            42,263          $16.72
I                $  11,555,700           689,152          $16.77


* The maximum offering price per share for Class A shares was $17.45 which reflects a sales charge of 4.25%

See notes to financial statements.


14 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


STATEMENT OF OPERATIONS
Six Months Ended May 31, 2006 (unaudited)

Investment Income
Dividends (net of foreign taxes
  withheld of $3,418)                              $ 7,010,489
Interest                                               690,909     $  7,701,398

Expenses
Advisory fee                                         3,954,138
Distribution fee--Class A                              660,074
Distribution fee--Class B                            1,278,862
Distribution fee--Class C                              993,169
Distribution fee--Class R                               14,757
Distribution fee--Class K                                  344
Transfer agency--Class A                               344,205
Transfer agency--Class B                               219,866
Transfer agency--Class C                               160,706
Transfer agency--Advisor Class                         114,490
Transfer agency--Class R                                 7,374
Transfer agency--Class K                                   283
Transfer agency--Class I                                 1,947
Custodian                                              131,648
Printing                                               108,044
Registration                                            89,682
Administrative                                          42,500
Legal                                                   30,836
Audit                                                   27,664
Trustees' fees                                          14,958
Miscellaneous                                           33,514
Total expenses                                       8,229,061
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                         (774,984)
Less: expense offset arrangement
  (see Note B)                                         (25,515)
Net expenses                                                          7,428,562
Net investment income                                                   272,836

Realized and Unrealized Gain (Loss) on
Investment Transactions
Net realized gain on
  investment transactions                                            71,920,645
Net change in unrealized
  appreciation/depreciation
  of investments                                                     (8,453,048)
Net gain on investment
  transactions                                                       63,467,597

Net Increase in Net Assets
  from Operations                                                  $ 63,740,433


See notes to financial statements.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 15


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months Ended    Year Ended
                                                 May 31, 2006      November 30,
                                                  (unaudited)         2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)                    $      272,836   $     (725,203)
Net realized gain on investment
  transactions                                      71,920,645      178,210,668
Net change in unrealized
  appreciation/depreciation
  of investments                                    (8,453,048)     (72,204,184)
Net increase in net assets from
  operations                                        63,740,433      105,281,281

Distributions to Shareholders from
Net realized gain on investment transactions
  Class A                                          (47,472,618)     (21,759,013)
  Class B                                          (29,443,176)     (18,232,817)
  Class C                                          (22,100,468)     (11,536,571)
  Advisor Class                                    (14,655,764)     (27,511,605)
  Class R                                             (288,111)         (31,762)
  Class K                                               (7,370)              -0-
  Class I                                             (759,475)              -0-

Transactions in Shares of
Beneficial Interest
Net increase (decrease)                            108,436,064     (165,624,536)
Total increase (decrease)                           57,449,515     (139,415,023)

Net Assets
Beginning of period                              1,007,970,709    1,147,385,732
End of period (including undistributed
  net investment income of $272,836
  and $0, respectively)                         $1,065,420,224   $1,007,970,709


See notes to financial statements.


16 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


NOTES TO FINANCIAL STATEMENTS
May 31, 2006 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the "Trust") was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund, the AllianceBernstein Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small/Mid Cap Value Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 17


In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


18 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 19


expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets. Realized and unrealized gains and lossses are allocated among the various share classes based on relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. On January 1, 2004, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, ..85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Prior to January 1, 2004, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.40%, 2.10%, 2.10%, 1.10% and 1.60% of the average daily net assets for Class A, Class B, Class C, Advisor Class and Class R shares, respectively. For the six months ended May 31, 2006, such reimbursement amounted to $732,484.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2006, the Adviser voluntarily agreed to waive its fees for such services. Such waiver amounted to $42,500.

The Fund compensates AllianceBernstein Investor Services, Inc., (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $500,686 for the six months ended May 31, 2006.


20 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


For the six months ended May 31, 2006, the Fund's expenses were reduced by $25,515 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $26,628 from the sales of Class A shares and received $6,452, $107,527 and $17,821 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2006.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2006 amounted to $383,995, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares, and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $609,628, $1,729,916, $18,954 and $132 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 21


NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2006, were as follows:

                                                  Purchases           Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $  318,316,852   $  311,622,978
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                    $  173,893,290
Gross unrealized depreciation                                       (28,471,274)
Net unrealized appreciation                                      $  145,422,016

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months       Year        Six Months         Year
                        Ended         Ended           Ended           Ended
                    May 31, 2006   November 30,   May 31, 2006     November 30,
                     (unaudited)       2005        (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            5,743,865    12,354,293   $  96,189,681   $ 208,273,560
Shares issued in
  reinvestment of
  distributions        2,726,768     1,235,206      43,601,031      20,220,308
Shares converted
  from Class B           207,810       345,171       3,479,028       5,838,690
Shares redeemed       (5,560,478)   (8,108,106)    (92,484,754)   (135,826,185)
Net increase           3,117,965     5,826,564   $  50,784,986   $  98,506,373

Class B
Shares sold              831,775     2,327,846   $  13,460,253   $  38,233,299
Shares issued in
  reinvestment of
  decrease             1,614,268       956,412      25,134,141      15,407,810
Shares converted
  to Class A            (213,746)     (352,117)     (3,479,028)     (5,838,690)
Shares redeemed       (2,270,278)   (3,257,713)    (36,890,045)    (53,487,430)
Net decrease             (37,981)     (325,572)  $  (1,774,679)  $  (5,685,011)


22 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months       Year        Six Months         Year
                        Ended         Ended           Ended           Ended
                    May 31, 2006   November 30,   May 31, 2006     November 30,
                     (unaudited)       2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class C
Shares sold            1,732,829     3,573,644   $  28,002,160   $  58,864,536
Shares issued in
  reinvestment of
  distributions        1,074,562       533,192      16,730,933       8,584,380
Shares redeemed       (1,634,272)   (2,470,798)    (26,633,128)    (40,511,124)
Net increase           1,173,119     1,636,038   $  18,099,965   $  26,937,792

Advisor Class
Shares sold            1,964,708     3,638,127   $  32,993,865   $  60,896,103
Shares issued in
  reinvestment of
  distributions          792,248     1,620,234      12,802,727      26,701,457
Shares redeemed       (1,045,632)  (22,018,622)    (17,731,525)   (381,669,053)
Net increase
  (decrease)           1,711,324   (16,760,261)  $  28,065,067   $(294,071,493)

Class R
Shares sold              505,964       144,734   $   8,398,682   $   2,403,021
Shares issued in
  reinvestment of
  distributions           17,128         1,865         273,366          30,494
Shares redeemed          (74,711)      (33,018)     (1,240,205)       (558,188)
Net increase             448,381       113,581   $   7,431,843   $   1,875,327


                                  March 1, 2005(a)              March 1, 2005(a)
                                  to November 30,               to November 30,
                                       2005                           2005
                                   ------------                  --------------
Class K
Shares sold               40,534         3,615   $     683,114   $      62,902
Shares issued in
  reinvestment of
  distributions              386            -0-          6,179              -0-
Shares redeemed           (2,272)           -0-        (37,914)             -0-
Net increase              38,648         3,615   $     651,379   $      62,902

Class I
Shares sold              271,509       381,454   $   4,600,412   $   6,749,574
Shares issued in
  reinvestment of
  distributions           39,930            -0-        640,085              -0-
Shares redeemed           (3,741)           -0-        (62,994)             -0-
Net increase             307,698       381,454   $   5,177,503   $   6,749,574


(a)  Commencement of distribution.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 23


NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2006.

NOTE H

Distribution to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 were as follows:

                                                  2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $   18,859,079   $    3,659,887
  Net long term capital gains                   60,212,689       18,167,594
Total taxable distributions                     79,071,768       21,827,481
Total distributions paid                    $   79,071,768   $   21,827,481


24 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $   12,695,168
Undistributed long-term capital gains                           100,893,030
Unrealized appreciation/(depreciation)                          153,818,132(a)
Total accumulated earnings/(deficit)                         $  267,406,330

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 25


In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multi-


26 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


district Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 27


Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced


28 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 29


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                           Class A
                                   -----------------------------------------------------------------------------------
                                     Six Months                                                             March 29,
                                        Ended                                                              2001(a) to
                                       May 31,                       Year Ended November 30,                November
                                        2006      -------------------------------------------------------      30,
                                    (unaudited)         2005           2004        2003          2002         2001
                                   -------------  ---------------  -----------  -----------  ------------  -----------
Net asset value,
  beginning of period                  $17.63           $17.23       $14.62       $11.19       $11.37       $10.00

Income From Investment
  Operations
Net investment income(b)(c)               .03              .02          .01(d)       .02          .10          .09
Net realized and unrealized
  gain (loss) on investment
  transactions                           1.04             1.58         3.00         3.48         (.11)        1.28
Net increase (decrease) in
  net asset value from
  operations                             1.07             1.60         3.01         3.50         (.01)        1.37

Less: Dividends and
  Distributions
Dividends from
  net investment income                    -0-              -0-          -0-        (.07)        (.08)          -0-
Distributions from
  net realized gain on
  investment transactions               (1.99)           (1.20)        (.40)          -0-        (.09)          -0-
Total dividends and
  distributions                         (1.99)           (1.20)        (.40)        (.07)        (.17)          -0-
Net asset value, end of period         $16.71           $17.63       $17.23       $14.62       $11.19       $11.37

Total Return
Total investment return
  based on net asset value(e)            6.58%            9.82%       21.07%       31.50%        (.12)%      13.70%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $448,377         $418,217     $308,303     $182,631     $113,070      $34,883
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       1.15%(f)(g)      1.15%        1.17%        1.40%        1.40%        1.53%(f)
  Expenses, before waivers/
    reimbursements                       1.31%(f)(g)      1.44%        1.58%        1.79%        1.81%        2.41%(f)
  Net investment income(c)                .30%(f)(g)       .14%         .06%(d)      .16%         .80%        1.29%(f)
Portfolio turnover rate                    31%              42%          31%          23%          30%          15%


See footnote summary on page 36.


30 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                         Class B
                                   -----------------------------------------------------------------------------------
                                     Six Months                                                             March 29,
                                        Ended                                                              2001(a) to
                                       May 31,                       Year Ended November 30,                November
                                        2006      -------------------------------------------------------      30,
                                    (unaudited)         2005           2004        2003          2002         2001
                                   -------------  ---------------  -----------  -----------  ------------  -----------
Net asset value,
  beginning of period                  $17.23           $16.97       $14.51        $11.12       $11.33       $10.00

Income From Investment
  Operations
Net investment income
  (loss)(b)(c)                           (.03)            (.09)        (.10)(d)      (.06)         .01          .04
Net realized and unrealized
  gain (loss) on investment
  transactions                           1.01             1.55         2.96          3.45         (.10)        1.29
Net increase (decrease) in
  net asset value from
  operations                              .98             1.46         2.86          3.39         (.09)        1.33

Less: Dividends and
  Distributions
Dividends from
  net investment income                    -0-              -0-          -0-           -0-        (.03)          -0-
Distributions from
  net realized gain on
  investment transactions               (1.99)           (1.20)        (.40)           -0-        (.09)          -0-
Total dividends and
  distributions                         (1.99)           (1.20)        (.40)           -0-        (.12)          -0-
Net asset value, end of period         $16.22           $17.23       $16.97        $14.51       $11.12       $11.33

Total Return
Total investment return
  based on net asset value(e)            6.17%            9.10%       20.17%        30.49%        (.87)%      13.30%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $240,265         $255,873     $257,615      $219,128     $168,713      $56,538
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       1.85%(f)(g)      1.85%        1.87%         2.10%        2.10%        2.23%(f)
  Expenses, before waivers/
    reimbursements                       2.02%(f)(g)      2.16%        2.32%         2.54%        2.53%        3.10%(f)
  Net investment income
    (loss)(c)                            (.38)%(f)(g)     (.56)%       (.63)%(d)     (.52)%        .11%         .60%(f)
Portfolio turnover rate                    31%              42%          31%           23%          30%          15%


See footnote summary on page 36.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 31


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                          Class C
                                   -----------------------------------------------------------------------------------
                                     Six Months                                                             March 29,
                                        Ended                                                              2001(a) to
                                       May 31,                       Year Ended November 30,                November
                                        2006      -------------------------------------------------------      30,
                                    (unaudited)         2005           2004        2003          2002         2001
                                   -------------  ---------------  -----------  -----------  ------------  -----------
Net asset value,
  beginning of period                  $17.22            $16.97       $14.50        $11.11       $11.31       $10.00

Income From Investment
  Operations
Net investment income
  (loss)(b)(c)                           (.03)             (.09)        (.10)(d)      (.06)         .01          .04
Net realized and unrealized
  gain (loss) on investment
  transactions                           1.02              1.54         2.97          3.45         (.09)        1.27
Net increase (decrease) in
  net asset value from
  operations                              .99              1.45         2.87          3.39         (.08)        1.31

Less: Dividends and
  Distributions
Dividends from
  net investment income                    -0-               -0-          -0-           -0-        (.03)          -0-
Distributions from
  net realized gain on
  investment transactions               (1.99)            (1.20)        (.40)           -0-        (.09)          -0-
Total dividends and
  distributions                         (1.99)            (1.20)        (.40)           -0-        (.12)          -0-
Net asset value, end of period         $16.22            $17.22       $16.97        $14.50       $11.11       $11.31

Total Return
Total investment return based
  on net asset value(e)                  6.24%             9.04%       20.26%        30.51%        (.78)%      13.10%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $199,998          $192,237     $161,634      $109,922      $70,467      $25,437
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       1.85%(f)(g)       1.85%        1.87%         2.10%        2.10%        2.31%(f)
  Expenses, before waivers/
    reimbursements                       2.01%(f)(g)       2.15%        2.30%         2.50%        2.51%        3.40%(f)
  Net investment income
    (loss)(c)                            (.39)%(f)(g)      (.55)%       (.64)%(d)     (.53)%        .11%         .50%(f)
Portfolio turnover rate                    31%               42%          31%           23%          30%          15%


See footnote summary on page 36.


32 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                        Advisor Class
                                   -----------------------------------------------------------------------------------
                                     Six Months                                                             March 29,
                                        Ended                                                              2001(a) to
                                       May 31,                       Year Ended November 30,                November
                                        2006      -------------------------------------------------------      30,
                                    (unaudited)         2005           2004        2003          2002         2001
                                   -------------  ---------------  -----------  -----------  ------------  -----------
Net asset value,
  beginning of period                  $17.79           $17.33       $14.66       $11.23       $11.40       $10.00

Income From Investment
  Operations
Net investment income(b)(c)               .05              .07          .05(d)       .06          .13          .12
Net realized and unrealized
  gain (loss) on investment
  transactions                           1.06             1.59         3.02         3.47         (.10)        1.28
Net increase in
  net asset value from
  operations                             1.11             1.66         3.07         3.53          .03         1.40

Less: Dividends and
  Distributions
Dividends from
  net investment income                    -0-              -0-          -0-        (.10)        (.11)          -0-
Distributions from
  net realized gain on
  investment transactions               (1.99)           (1.20)        (.40)          -0-        (.09)          -0-
Total dividends and
  distributions                         (1.99)           (1.20)        (.40)        (.10)        (.20)          -0-
Net asset value, end of period         $16.91           $17.79       $17.33       $14.66       $11.23       $11.40

Total Return
Total investment return based
  on net asset value(e)                  6.77%           10.13%       21.43%       31.75%        (.18)%      14.00%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $154,715         $132,379     $419,381     $275,757     $151,308      $47,164
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        .85%(f)(g)       .85%         .87%        1.10%        1.10%        1.12%(f)
  Expenses, before waivers/
    reimbursements                       1.01%(f)(g)      1.09%        1.28%        1.49%        1.54%        2.01%(f)
  Net investment income(c)                .57%(f)(g)       .40%         .36%(d)      .46%        1.10%        1.68%(f)
Portfolio turnover rate                    31%              42%          31%          23%          30%          15%



See footnote summary on page 36.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 33


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                  Class R
                                            ----------------------------------------------------
                                            Six Months                                November 3,
                                               Ended               Year Ended         2003(h) to
                                              May 31,             November 30,         November
                                                2006       ------------------------       30,
                                            (unaudited)       2005         2004          2003
                                            -------------  -----------  -----------  -----------
Net asset value, beginning of period          $17.60         $17.21       $14.62       $14.24

Income From Investment Operations
Net investment income (loss)(b)(c)              (.01)          (.01)        (.06)(d)       -0-(i)
Net realized and unrealized gain on
  investment transactions                       1.06           1.60         3.05          .38
Net increase in net asset value from
  operations                                    1.05           1.59         2.99          .38

Less: Distributions
Distributions from net realized gain on
  investment transactions                      (1.99)         (1.20)        (.40)          -0-
Net asset value, end of period                $16.66         $17.60       $17.21       $14.62

Total Return
Total investment return based on net
  asset value(e)                                6.47%          9.77%       20.93%        2.67%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $9,802         $2,463         $453          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.35%(f)(g)    1.35%        1.35%        1.60%(f)
  Expenses, before waivers/reimbursements       1.58%(f)(g)    1.67%        1.85%        1.96%(f)
  Net investment income (loss)(c)               (.16)%(f)(g)   (.03)%       (.38)%(d)     .21%(f)
Portfolio turnover rate                           31%            42%          31%          23%


See footnote summary on page 36.


34 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                             Class K
                                                     -----------------------
                                                     Six Months     March 1,
                                                        Ended      2005(h) to
                                                       May 31,     November
                                                        2006          30,
                                                    (unaudited)      2005
                                                     ----------   ----------
Net asset value, beginning of period                   $17.64       $16.81

Income From Investment Operations
Net investment income(b)(c)                                -0-(i)      .03
Net realized and unrealized gain on investment
  transactions                                           1.07          .80
Net increase in net asset value from operations          1.07          .83

Less: Distributions
Distributions from net realized gain on
  investment transactions.                              (1.99)          -0-
Net asset value, end of period                         $16.72       $17.64

Total Return
Total investment return based on net asset
  value(e)                                               6.58%        4.94%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $707          $64
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)             1.10%(g)     1.10%
  Expenses, before waivers/reimbursements(f)             1.30%(g)     1.40%
  Net investment income(c)(f)                             .04%(g)      .31%
Portfolio turnover rate                                    31%          42%


See footnote summary on page 36.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 35


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                            Class I
                                                     -----------------------
                                                     Six Months    March 1,
                                                       Ended      2005(h) to
                                                       May 31,     November
                                                        2006          30,
                                                    (unaudited)      2005
                                                     ----------   ----------
Net asset value, beginning of period                   $17.66       $16.81

Income From Investment Operations
Net investment income(b)(c)                               .04          .07
Net realized and unrealized gain on investment
  transactions                                           1.06          .78
Net increase in net asset value from operations          1.10          .85

Less: Distributions
Distributions from net realized gain on
  investment transactions                               (1.99)          -0-
Net asset value, end of period                         $16.77       $17.66

Total Return
Total investment return based on net asset
  value(e)                                               6.75%        5.06%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $11,556       $6,738
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)              .85%(g)      .85%
  Expenses, before waivers/reimbursements(f)              .88%(g)     1.08%
  Net investment income(c)(f)                             .46%(g)      .59%
Portfolio turnover rate                                    31%          42%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived/reimbursed by the Adviser.

(d)  Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay the Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(h)  Commencement of distribution.

(i)  Amount is less than $.005


36 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Paul(2), Senior Vice President
Thomas J. Bardong, Vice President
James W. MacGregor(2), Vice President
Andrew J. Weiner(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund are made by the Small/Mid Cap Value Investment Policy Group. Messrs. MacGregor, Paul and Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 37


Information Regarding the Review and Approval of the Fund's Advisory Agreement

[In this disclosure, the term "Trust" refers to AllianceBernstein Trust, and the term "Fund" refers to AllianceBernstein Small/Mid Cap Value Fund.]

The Trust's disinterested trustees (the "trustees") unanimously approved the continuance of the Advisory Agreement between the Trust and the Adviser in respect of the Fund at a meeting held on December 14, 2005.

In preparation for the meeting, the trustees had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed an independent evaluation from the Trust's Senior Officer (who is also the Trust's Independent Compliance Officer) of the reasonableness of the advisory fees in the Trust's Advisory Agreement in respect of the Fund (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The trustees noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the trustees reviewed the proposed continuance of the Advisory Agreement in respect of the Fund with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The trustees also discussed the proposed continuance in four private sessions at which only the trustees, their independent counsel and the Trust's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the trustees considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;


38 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates of the Fund compared to other investment companies with similar objectives;

10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

12. the Senior Officer's evaluation of the reasonableness of the fee in respect of the Fund payable to the Adviser;

13 the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and op-


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 39


erational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and the trustees attributed different weights to the various factors.

The trustees determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees' reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Fund (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.

Nature, extent and quality of services provided by the Adviser

The trustees noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the trustees, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of trustees of the Trust who are affiliated persons of the Adviser and of the officers of the Fund.

The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the trustees on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement. The trustees noted that the Adviser had waived reimbursement payments in recent periods from the Fund in light of the expense caps in effect for the Fund.

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The trustees noted, for example, that the Adviser is responsible for


40 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The trustees also reviewed information in respect of 2004 that had been prepared with an updated expense allocation methodology. The trustees noted that the updated expense allocation methodology would be used to prepare profitability information for 2005, and that it differed in various respects from the methodology used in prior years. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type.

The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The trustees focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The trustees recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 41


dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the trustees regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the trustees in May 2005 on this subject. The trustees noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Trust's 12b-1 plan and retains a portion of such 12b-1 fees; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with certain of such transactions. The trustees noted that the Adviser had made a recent presentation to the trustees detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The trustees recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The trustees understood that the Adviser might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 14 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 51 to 43 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1- and 3-year periods, and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 2500 Value Index for periods ended September 30, 2005 over the year to date, 1- and 3-year and since inception periods (March 2001 inception). The trustees noted that in the Performance Group comparison the Fund was in the 4th quintile in the 1-year period and 1st quintile in the 3-year period, and in the


42 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


Performance Universe comparison the Fund was in the 4th quintile in the 1-year period and 2nd quintile in the 3-year period. The comparative information showed that the Fund outperformed the Index in the since inception period and underperformed the Index in all other periods reviewed. Based on their review, the trustees concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Fund. They also received an oral presentation from the Adviser that supplemented such information. The trustees noted that the institutional fee schedule for clients with a comparable investment style to the Fund had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The trustees also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The trustees noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The trustees also reviewed information provided by the Adviser that indicated that the Fund pays a higher fee rate than certain registered investment companies with similar investment strategies as the Fund that are sub-advised by the Adviser.

The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by nonaffiliated service providers and is responsible for the compensation of the Trust's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 43


noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund's at approximate current size contractual effective fee rate of 75 basis points was somewhat higher than the Expense Group median. The trustees noted that in the Fund's latest fiscal year, the administrative expense reimbursement of 1 basis point had been waived by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee rate as the Fund. The trustees also noted that the Fund's total expense ratio, which had been capped by the Adviser, was somewhat lower than the Expense Group median and materially lower than the Expense Universe median. The trustees concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The trustees also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints


44 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


(if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 45


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


46 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Trust (the "Trust") in respect of AllianceBernstein Small/Mid Cap Value Fund (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1 Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 47


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                  Net Assets           Advisory Fee
                   02/28/06       Based on % of Average
Category          (million)         Daily Net Assets                Fund
-------------------------------------------------------------------------------
Specialty         $1,050.6      75 bp on 1st $2.5 billion`      Small/Mid Cap
                                65 bp on next $2.5 billion        Value Fund
                                60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                             As a % of Average
Fund                                            Amount        Daily Net Assets
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund(4)                    $85,000              0.01%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking.

                   Expense Cap Pursuant to           Gross
                      Expense Limitation            Expense         Fiscal
Fund                     Undertaking                Ratio(5)       Year End
-------------------------------------------------------------------------------
Small/Mid Cap        Class A       1.15%             1.44%        November 30
Value Fund           Class B       1.85%             2.16%
                     Class C       1.85%             2.15%
                     Class R       1.35%             1.67%
                     Class K       1.10%             1.40%
                     Class I       0.85%             1.08%
                     Adv. Class    0.85%             1.09%


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)  The Adviser waived this expense reimbursement by the Fund


48 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 49


AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

                Net Assets    AllianceBernstein ("AB")     Effective     Fund
                 02/28/06      Institutional ("Inst.")     AB Inst.    Advisory
Fund             ($MIL)             Fee Schedule           Adv. Fee     Fee(5)
-------------------------------------------------------------------------------
Small/Mid Cap    $1,050.6     Small & Mid Cap Value         0.569%      0.750%
Value Fund                    95 bp on 1st $25 million
                              75 bp on next $25 million
                              65 bp on next $50 million
                              55 bp on the balance
                              Minimum Account Size: $10 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                          AVPS Portfolio           Fee Schedule
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund     Small/Mid Cap Value    0.75% on first $2.5 billion
                             Portfolio              0.65% on next $2.5 billion
                                                    0.60% on the balance

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships.

Fund                         Sub-advised Fund            Fee Schedule
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund        Client # 1        0.50%

                                Client # 2        0.72% on first $25 million
                                                  0.54% on next $225million
                                                  0.50% thereafter

                                Client # 3        0.80%

                                Client # 4        1.00% on first $10 million
                                                  0.875% on next $10 million
                                                  0.75% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.


(5) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.


50 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(6)

                                       Effective       Lipper
                                      Management       Group
Fund                                     Fee(7)        Median          Rank
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund                 0.750         0.762           4/11

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(8) and Lipper Expense Universe.(9) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below.

                           Expense    Lipper      Lipper     Lipper     Lipper
                            Ratio     Group       Group     Universe   Universe
Fund                       (%)(10)   Median (%)    Rank     Median (%)   Rank
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund    1.150      1.212       3/11      1.309       9/46

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.


(6) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(7) The effective management fee rate for the Fund does not reflect the aforementioned payments (waived) made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(8) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10)  The total expense ratio shown is for the Fund's Class A shares.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 51


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(11)


(11) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


52 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                        Amount Received
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund                                         $55,101

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                                 12b-1 Fees Received      CDSC Received
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund                  $5,464,979             $274,118

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                            ABIS Fee(12)
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund                                         $1,407,373

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


(12) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 53


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1 and 3 year performance ranking of the Fund(13) relative to its Lipper Performance Group(14) and Lipper Performance Universe(15) for the periods ended December 31, 2005:

Small/Mid Cap Value Fund           Group         Universe
--------------------------------------------------------------
1 year                              5/11          35/51
3 year                              5/10          17/43


(13)  The performance rankings are for the Class A shares of the Fund.

(14)  The Lipper Performance Group is identical to the Lipper Expense Group.

(15) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.


54 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold)(16) versus its benchmarks:(17)

                                             Periods Ending December 31, 2005
                                                  Annualized Performance
-------------------------------------------------------------------------------
                                                1           3         Since
Fund                                          Year        Year      Inception
-------------------------------------------------------------------------------
Small/Mid Cap Value Fund                      7.89       22.11        15.82
Russell 2500 Value Index                      7.74       23.82        14.66
Russell 2500 Index                            8.11       23.00        11.75

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(16)  The performance returns shown are for the Class A shares of the Fund.

(17) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND o 55


NOTES


56 o ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


SMCV-0152-0506




-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Value Fund


Semi-Annual Report

May 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



July 20, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Value Fund (the "Fund") for the semi-annual reporting period ended May 31, 2006.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies with relatively large market capitalizations that the Adviser (AllianceBernstein L.P.) believes are undervalued. The Fund's policies emphasize investment in companies that are determined by the Bernstein Value Equities research unit to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2006. For a comparison to the broad equity market, the S&P 500 Stock Index is also included.

The Fund advanced during both periods ended May 31, 2006, modestly underperforming its benchmark, the Russell 1000 Value Index, but outperforming the broad market. During both the six- and 12-month periods, the primary cause of the Fund's underperformance relative to the benchmark was security selection within the industrial commodities, consumer staples and telecommunications sectors.

For the six-month period ended May 31, 2006, the Fund's performance was enhanced by overweighted positions in the consumer staples and transportation sectors, in addition to underweighted positions in the utilities and construction and housing sectors. An overweighted position in the technology sector and an underweighted position in the industrial commodities sector detracted from the Fund's performance during the same period. Specific security selection in the consumer cyclicals, transportation, energy and construction and housing sectors contributed positively to the Fund's performance during the reporting period.

For the 12-month period ended May 31, 2006, security selection within the finance sector also contributed to the Fund's underperformance versus the benchmark, while security selection within the consumer cyclicals, transportation and construction and housing sectors added to the Fund's return. Overweighted positions in the technology and transportation sectors, in addition to underweighted positions in the utilities and consumer cyclicals sectors, also contributed to the Fund's performance during the 12-month period ended May 31, 2006.

Market Review and Investment Strategy

As has occurred for the past three years, the "riskiest" assets were the worst performers in the second quarter of 2006. For example, within the U.S., small cap


ALLIANCEBERNSTEIN VALUE FUND o 1


stocks were hit harder than large cap stocks; from a global perspective, emerging markets far underperformed developed markets, with the U.S. dropping the least amount. The trigger for the second-quarter sell-off was mounting fears; specifically, after a predictable and gradual two-year U.S. Federal Reserve (the "Fed") tightening campaign, the Fed may need to do more than anticipated to prevent inflation from becoming embedded in the economy. With monetary policies becoming less accommodative around the world, and intensifying uncertainties about the global economy and corporate-profit cycle, investors are reassessing long-held perceptions of market risk and potential return.

A central tenet of the Fund's U.S. Value Investment Policy Group's (the "group's") investment process is to keep the Fund's portfolio risk proportionate with the value opportunity that the group identifies. Consequently, the Fund's overweight and underweight sector positions relative to the Russell 1000 Value Index are smaller than usual. As a result, the amount of risk relative to the broad market and the value benchmark remains low.

As always, the group continues to tap the resources of its extensive research effort to uncover the value opportunities that do exist.


2 o ALLIANCEBERNSTEIN VALUE FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Value Index nor the unmanaged S&P 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is composed of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Fund can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other factors affecting that country may have a more significant effect on the Fund's net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN VALUE FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                           Returns
THE FUND VS. ITS BENCHMARK                      -----------------------------
PERIODS ENDED May 31, 2006                          6 Months     12 Months
-----------------------------------------------------------------------------
AllianceBernstein Value Fund
  Class A                                             5.86%        11.49%
  Class B                                             5.83%        11.17%
  Class C                                             5.45%        10.68%
  Advisor Class*                                      5.96%        11.83%
  Class R*                                            5.64%        11.19%
  Class K*                                            5.84%        11.47%
  Class I*                                            5.96%        11.85%
Russell 1000 Value Index                              6.51%        12.61%
S&P 500 Stock Index                                   2.61%         8.63%


* Please note that these share classes are for investors purchasing shares through institutional pension plans.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN VALUE FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2006

--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                             11.49%          6.74%
5 Years                             6.68%          5.77%
Since Inception*                    7.80%          6.90%

Class B Shares
1 Year                             11.17%          7.17%
5 Years                             5.99%          5.99%
Since Inception*                    7.12%          7.12%

Class C Shares
1 Year                             10.68%          9.68%
5 Years                             5.93%          5.93%
Since Inception*                    7.04%          7.04%

Advisor Class Shares+
1 Year                             11.83%         11.83%
5 Years                             7.00%          7.00%
Since Inception*                    8.15%          8.15%

Class R Shares+
1 Year                             11.19%         11.19%
Since Inception*                   11.60%         11.60%

Class K Shares+
1 Year                             11.47%         11.47%
Since Inception*                    7.38%          7.38%

Class I Shares+
1 Year                             11.85%         11.85%
Since Inception*                    7.67%          7.67%


* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN VALUE FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2006)

--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             5.70%
5 Years                                            5.96%
Since Inception*                                   6.79%

Class B Shares
1 Year                                             6.02%
5 Years                                            6.21%
Since Inception*                                   7.00%

Class C Shares
1 Year                                             8.54%
5 Years                                            6.11%
Since Inception*                                   6.91%

Advisor Class Shares+
1 Year                                            10.60%
5 Years                                            7.20%
Since Inception*                                   8.01%

Class R Shares+
1 Year                                             9.97%
Since Inception*                                  11.19%

Class K Shares+
1 Year                                            10.25%
Since Inception*                                   6.91%

Class I Shares+
1 Year                                            10.63%
Since Inception*                                   7.18%


* Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN VALUE FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                        Beginning                         Ending
                      Account Value                    Account Value                   Expenses Paid
                    December 1, 2005                   May 31, 2006                    During Period*
            ------------------------------   -------------------------------   ---------------------------
               Actual       Hypothetical        Actual       Hypothetical**      Actual      Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A        $1,000          $1,000         $1,058.56         $1,019.65         $5.44          $5.34
Class B        $1,000          $1,000         $1,058.29         $1,019.55         $5.54          $5.44
Class C        $1,000          $1,000         $1,054.49         $1,016.11         $9.07          $8.90
Advisor
  Class        $1,000          $1,000         $1,059.59         $1,021.14         $3.90          $3.83
Class R        $1,000          $1,000         $1,056.40         $1,018.05         $7.08          $6.94
Class K        $1,000          $1,000         $1,058.37         $1,019.70         $5.39          $5.29
Class I        $1,000          $1,000         $1,059.64         $1,021.19         $3.85          $3.78

* Expenses are equal to the classes' annualized expense ratios of 1.06%, 1.08%, 1.77%, 0.76%, 1.38%, 1.05% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN VALUE FUND o 7


PORTFOLIO SUMMARY
May 31, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil):  $937.7


SECTOR BREAKDOWN*
[ ]  34.4%   Financial                      [PIE CHART OMITTED]
[ ]  12.8%   Energy
[ ]  10.4%   Consumer Staples
[ ]   9.7%   Utilities
[ ]   7.7%   Consumer Growth
[ ]   7.0%   Technology
[ ]   5.6%   Capital Equipment
[ ]   4.8%   Consumer Cyclicals
[ ]   2.8%   Industrial Commodities
[ ]   1.7%   Services
[ ]   1.3%   Consumer Services

[ ]   1.8%   Short-Term


TEN LARGEST HOLDINGS
May 31, 2006 (unaudited)

                                                                     Percent of
Company                                          U.S. $ Value        Net Assets
-------------------------------------------------------------------------------
Exxon Mobil Corp.                               $  50,890,305           5.4%
Citigroup, Inc.                                    41,633,850           4.4
Bank of American Corp.                             37,156,680           4.0
Pfizer, Inc.                                       29,456,700           3.1
JPMorgan Chase & Co.                               26,304,616           2.8
AT&T, Inc.                                         19,115,010           2.1
American International Group, Inc.                 18,185,280           1.9
Altria Group, Inc.                                 17,364,000           1.9
ChevronTexaco Corp.                                17,137,010           1.8
Hewlett-Packard Co.                                15,804,679           1.7
-------------------------------------------------------------------------------
                                                $ 273,048,130          29.1%


* All data are as of May 31, 2006. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN VALUE FUND


PORTFOLIO OF INVESTMENTS
May 31, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-97.8%

Financial-34.2%
Banks - NYC-7.2%
Citigroup, Inc.                                       844,500     $  41,633,850
JPMorgan Chase & Co.                                  616,900        26,304,616
                                                                  -------------
                                                                     67,938,466
Life Insurance-2.4%
Genworth Financial, Inc. Cl.A                         168,100         5,629,669
Metlife, Inc.                                         152,200         7,833,734
Prudential Financial, Inc.                             59,600         4,538,540
Torchmark Corp.                                        15,700           924,416
UnumProvident Corp.                                   188,450         3,384,562
                                                                  -------------
                                                                     22,310,921
Major Regional Banks-11.2%
Bank of America Corp.                                 767,700        37,156,680
BB&T Corp.                                             61,600         2,560,712
Comerica, Inc.                                         98,400         5,387,400
Huntington Bancshares, Inc.                           235,500         5,538,960
KeyCorp.                                              115,600         4,129,232
Mellon Financial Corp.                                142,000         5,137,560
National City Corp.                                   193,800         7,147,344
PNC Financial Services Group                           71,300         4,913,283
Regions Financial Corp.                               183,900         6,225,015
SunTrust Banks, Inc.                                   42,300         3,202,533
U.S. Bancorp                                          165,500         5,108,985
Wachovia Corp.                                        244,600        13,086,100
Wells Fargo & Co.                                      82,200         5,455,614
                                                                  -------------
                                                                    105,049,418
Multi-Line Insurance-2.9%
American International Group, Inc.                    299,100        18,185,280
The Hartford Financial Services Group, Inc.            98,700         8,679,678
                                                                  -------------
                                                                     26,864,958
Property - Casualty Insurance-3.2%
ACE, Ltd.                                              30,400         1,573,808
Allstate Corp.                                         43,900         2,414,939
Chubb Corp.                                           103,200         5,214,696
Old Republic International Corp.                      137,800         2,944,786
PartnerRe, Ltd.                                        16,000           982,720
RenaissanceRe Holdings, Ltd.                           74,800         3,369,740
The St. Paul Travelers Cos., Inc.                     205,185         9,032,244
XL Capital, Ltd. Cl.A                                  68,200         4,315,696
                                                                  -------------
                                                                     29,848,629


ALLIANCEBERNSTEIN VALUE FUND o 9


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Savings & Loan-3.5%
Astoria Financial Corp.                               107,000     $   3,237,820
Federal Home Loan Mortgage Corp.                      171,300        10,284,852
Federal National Mortgage Association                 229,800        11,432,550
Washington Mutual, Inc.                               176,850         8,119,183
                                                                  -------------
                                                                     33,074,405
Miscellaneous-3.8%
Lehman Brothers Holdings, Inc.                         57,800         3,850,058
MBIA, Inc.                                             57,300         3,273,549
Merrill Lynch & Co., Inc.                             201,900        14,619,579
MGIC Investment Corp.                                  53,100         3,497,697
Morgan Stanley                                         57,800         3,446,036
The Goldman Sachs Group, Inc.                          32,400         4,890,780
Waddell & Reed Financial, Inc. Cl.A                    96,900         2,158,932
                                                                  -------------
                                                                     35,736,631
                                                                  -------------
                                                                    320,823,428
Energy-12.8%
Gas Pipelines-0.2%
El Paso Corp.                                         105,515         1,642,868

Offshore Drilling-1.7%
ENSCO International, Inc.                               9,600           479,904
GlobalSantaFe Corp.                                   102,900         6,187,377
Noble Corp.                                            68,000         4,728,040
Rowan Cos., Inc.                                      111,400         4,435,948
                                                                  -------------
                                                                     15,831,269
Oils - Integrated Domestic-3.2%
ConocoPhillips                                        184,000        11,645,360
Marathon Oil Corp.                                    128,900         9,673,945
Occidental Petroleum Corp.                             46,300         4,587,867
Total, SA (ADR)                                        64,000         4,173,440
                                                                  -------------
                                                                     30,080,612
Oils - Integrated International-7.7%
BP Plc (ADR)                                           57,800         4,086,460
ChevronTexaco Corp.                                   286,620        17,137,010
Exxon Mobil Corp.                                     835,500        50,890,305
                                                                  -------------
                                                                     72,113,775
                                                                  -------------
                                                                    119,668,524
Consumer Staples-10.3%
Beverages - Soft, Lite & Hard-1.4%
Molson Coors Brewing Co. Cl.B                          35,700         2,312,646
PepsiCo, Inc.                                          34,500         2,085,870
The Coca-Cola Co.                                     197,000         8,673,910
                                                                  -------------
                                                                     13,072,426


10 o ALLIANCEBERNSTEIN VALUE FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Foods-2.2%
Bunge, Ltd.                                            60,100     $   3,401,660
ConAgra Foods, Inc.                                   149,400         3,376,440
General Mills, Inc.                                    65,700         3,409,173
Kellogg Co.                                           117,200         5,520,120
Kraft Foods, Inc. Cl.A                                 61,800         2,045,580
Sara Lee Corp.                                        187,300         3,178,481
                                                                  -------------
                                                                     20,931,454
Restaurants-1.1%
McDonald's Corp.                                      321,700        10,670,789

Retail - Food-1.4%
Safeway, Inc.                                         222,100         5,237,118
SUPERVALU, Inc.                                        81,200         2,367,792
The Kroger Co.                                        275,400         5,538,294
                                                                  -------------
                                                                     13,143,204
Soaps-1.7%
Colgate-Palmolive Co.                                 101,100         6,100,374
The Clorox Co.                                         86,500         5,465,935
The Procter & Gamble Co.                               77,900         4,226,075
                                                                  -------------
                                                                     15,792,384
Sugar Refiners-0.3%
Archer-Daniels-Midland Co.                             62,375         2,592,929

Tobacco-2.2%
Altria Group, Inc.                                    240,000        17,364,000
UST, Inc.                                              74,400         3,274,344
                                                                  -------------
                                                                     20,638,344
                                                                  -------------
                                                                     96,841,530
Utilities-9.7%
Electric Companies-3.4%
Alliant Energy Corp.                                   33,400         1,148,960
American Electric Power Co., Inc.                     136,800         4,688,136
Constellation Energy Group, Inc.                       40,700         2,104,190
Dominion Resources, Inc.                              112,800         8,187,024
Entergy Corp.                                          83,900         5,882,229
Exelon Corp.                                           20,000         1,132,200
FirstEnergy Corp.                                      37,600         1,970,992
Pinnacle West Capital Corp.                           114,600         4,514,094
Wisconsin Energy Corp.                                 23,800           948,906
Xcel Energy, Inc.                                      57,700         1,083,029
                                                                  -------------
                                                                     31,659,760
Telephone-6.3%
American Tower Corp. Cl.A(a)                          101,200         3,134,164
AT&T, Inc.                                            733,500        19,115,010
BellSouth Corp.                                       252,800         8,537,056
Crown Castle International Corp.(a)                   102,300         3,250,071
Embarq Corp.(a)                                        22,820           950,909


ALLIANCEBERNSTEIN VALUE FUND o 11


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Sprint Corp.                                          456,400     $   9,680,244
Verizon Communications, Inc.                          463,500        14,465,835
                                                                  -------------
                                                                     59,133,289
                                                                  -------------
                                                                     90,793,049
Consumer Growth-7.7%
Advertising-0.4%
The Interpublic Group of Cos., Inc.(a)                356,500         3,397,445

Drugs-4.8%
Eli Lilly & Co.                                        75,300         3,888,492
Merck & Co., Inc.                                     354,900        11,814,621
Pfizer, Inc.                                        1,245,000        29,456,700
                                                                  -------------
                                                                     45,159,813
Entertainment-1.2%
Time Warner, Inc.                                     577,600         9,940,496
Walt Disney Co.                                        34,000         1,037,000
                                                                  -------------
                                                                     10,977,496
Hospital Management-0.2%
HCA, Inc.                                              24,000         1,066,800
Tenet Healthcare Corp.(a)                              70,000           554,400
                                                                  -------------
                                                                      1,621,200
Other Medical-0.3%
AmerisourceBergen Corp.                                76,000         3,312,840

Radio - TV Broadcasting-0.8%
Comcast Corp. Cl.A(a)                                 233,200         7,492,716
                                                                  -------------
                                                                     71,961,510
Technology-6.9%
Communication - Equipment Manufacturers-1.5%
ADC Telecommunications, Inc.(a)                       121,857         2,183,677
Cisco Systems, Inc.(a)                                128,100         2,521,008
Corning, Inc.(a)                                       56,500         1,370,125
Nokia Corp. (ADR)                                     238,900         5,129,183
Tellabs, Inc.(a)                                      194,300         2,778,490
                                                                  -------------
                                                                     13,982,483
Computer / Instrumentation-1.1%
Celestica, Inc.(a)                                    206,600         1,964,766
Flextronics International, Ltd.(a)                    282,100         3,176,446
Sanmina-SCI Corp.(a)                                  481,000         2,260,700
Solectron Corp.(a)                                    912,700         3,249,212
                                                                  -------------
                                                                     10,651,124


12 o ALLIANCEBERNSTEIN VALUE FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Computers-1.9%
Hewlett-Packard Co.                                   488,100     $  15,804,679
International Business Machines Corp.                  24,900         1,989,510
                                                                  -------------
                                                                     17,794,189
Computer Services/Software-1.4%
Ceridian Corp.(a)                                     116,900         2,844,177
Electronic Data Systems Corp.                         242,400         5,943,648
Microsoft Corp.                                       204,600         4,634,190
                                                                  -------------
                                                                     13,422,015
Miscellaneous Industrial Technology-0.4%
Arrow Electronics, Inc.(a)                             63,500         2,063,750
Tech Data Corp.(a)                                     40,900         1,484,670
                                                                  -------------
                                                                      3,548,420
Semiconductors-0.6%
Agere Systems, Inc.(a)                                188,890         2,816,350
Intel Corp.                                           163,500         2,946,270
                                                                  -------------
                                                                      5,762,620
                                                                  -------------
                                                                     65,160,851
Capital Equipment-5.6%
Aerospace & Defense-1.1%
Goodrich Corp.                                        103,200         4,399,416
The Boeing Co.                                         73,800         6,143,850
                                                                  -------------
                                                                     10,543,266
Auto & Truck Parts-0.5%
Eaton Corp.                                            66,700         4,905,118

Defense-0.8%
Northrop Grumman Corp.                                109,641         7,091,580

Electrical Equipment-2.1%
Cooper Industries, Ltd. Cl.A                           44,200         3,936,452
General Electric Co.                                  423,200        14,498,832
Hubbell, Inc. Cl.B                                     32,975         1,660,291
                                                                  -------------
                                                                     20,095,575
Miscellaneous Capital Goods-1.1%
SPX Corp.                                              67,800         3,566,958
Textron, Inc.                                          70,000         6,365,100
                                                                  -------------
                                                                      9,932,058
                                                                  -------------
                                                                     52,567,597
Consumer Cyclicals-4.8%
Apparel Manufacturing-0.6%
Jones Apparel Group, Inc.                             114,500         3,714,380
V. F. Corp.                                            33,700         2,120,741
                                                                  -------------
                                                                      5,835,121


ALLIANCEBERNSTEIN VALUE FUND o 13


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Autos & Auto Parts-1.6%
American Axle & Manufacturing Holdings, Inc.           47,200     $     827,416
Autoliv, Inc.                                          93,000         5,170,800
BorgWarner, Inc.                                       39,500         2,598,310
Magna International, Inc. Cl.A                         26,600         2,063,894
Toyota Motor Corp. (ADR)                               43,000         4,617,340
                                                                  -------------
                                                                     15,277,760
Retailers-1.9%
Limited Brands                                        188,900         5,130,524
Office Depot, Inc.(a)                                 220,300         9,157,871
Target Corp.                                           64,000         3,130,880
                                                                  -------------
                                                                     17,419,275
Tires & Rubber Goods-0.0%
Cooper Tire & Rubber Co.                               41,000           466,580

Toys-0.2%
Mattel, Inc.                                           94,400         1,586,864

Miscellaneous-0.5%
Newell Rubbermaid, Inc.                               171,200         4,529,952
                                                                  -------------
                                                                     45,115,552
Industrial Commodities-2.8%
Chemicals-1.3%
Arkema (ADR)(a)                                         1,600            57,544
Du Pont E. I. de Nemours & Co.                         65,500         2,785,715
Eastman Chemical Co.                                   52,500         2,959,950
PPG Industries, Inc.                                   56,900         3,660,946
The Lubrizol Corp.                                     70,600         2,853,652
                                                                  -------------
                                                                     12,317,807
Containers-0.5%
Crown Holdings, Inc.(a)                               129,900         2,095,287
Owens-Illinois, Inc.(a)                               159,900         2,718,300
                                                                  -------------
                                                                      4,813,587
Paper-1.0%
Kimberly-Clark Corp.                                   94,800         5,751,516
Smurfit-Stone Container Corp.(a)                      191,800         2,295,846
Temple-Inland, Inc.                                    31,100         1,337,611
                                                                  -------------
                                                                      9,384,973
                                                                  -------------
                                                                     26,516,367
Services-1.7%
Railroads-1.7%
CSX Corp.                                             107,100         7,167,132
Norfolk Southern Corp.                                158,300         8,351,908
                                                                  -------------
                                                                     15,519,040


14 o ALLIANCEBERNSTEIN VALUE FUND


Portfolio of Investments

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Services-1.3%
Broadcasting & Cable-1.3%
CBS Corp.                                             275,350     $   7,134,318
Viacom, Inc. Cl.B(a)                                  126,450         4,773,488
                                                                  -------------
                                                                     11,907,806
Total Common Stocks
  (cost $792,940,845)                                               916,875,254

SHORT-TERM INVESTMENT-1.8%
Time Deposit-1.8%
State Street Euro Dollar
  4.35%, 6/01/06
  (cost $17,053,000)                               $   17,053        17,053,000

Total Investments-99.6%
  (cost $809,993,845)                                               933,928,254
Other assets less liabilities-0.4%                                    3,790,475

Net Assets-100%                                                   $ 937,718,729


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN VALUE FUND o 15


STATEMENT OF ASSETS & LIABILITIES
May 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $809,993,845)           $ 933,928,254
Cash                                                                        223
Receivable for shares of beneficial interest sold                     3,518,425
Dividends and interest receivable                                     2,639,679
Receivable for investment securities sold                               208,122
Total assets                                                        940,294,703

Liabilities
Payable for shares of beneficial interest redeemed                    1,545,220
Advisory fee payable                                                    443,767
Distribution fee payable                                                189,015
Transfer Agent fee payable                                              124,310
Administrative fee payable                                               20,996
Accrued expenses                                                        252,666
Total liabilities                                                     2,575,974
Net Assets                                                        $ 937,718,729

Composition of Net Assets
Paid-in capital                                                   $ 784,199,260
Undistributed net investment income                                   5,891,451
Accumulated net realized gain on investment transactions             23,693,609
Net unrealized appreciation of investments                          123,934,409
                                                                  $ 937,718,729

Net Asset Value Per Share-unlimited shares authorized, without par value

                                        Shares           Net Asset
Class              Net Assets        Outstanding           Value
----------------------------------------------------------------------
A                $ 246,850,190        18,858,473          $13.09*
B                $ 146,880,190        11,254,164          $13.05
C                $  99,770,954         7,668,054          $13.01
Advisor          $ 323,233,979        24,556,092          $13.16
R                $     860,641            65,853          $13.07
K                $   1,289,981            98,978          $13.03
I                $ 118,832,794         9,084,213          $13.08


* The maximum offering price per share for Class A shares was $13.67 which reflects a sales charge of 4.25%.

See notes to financial statements.


16 o ALLIANCEBERNSTEIN VALUE FUND


STATEMENT OF OPERATIONS
Six Months Ended May 31, 2006 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
  of $29,271)                                     $ 10,097,297
Interest                                               442,714     $ 10,540,011

Expenses
Advisory fee                                         2,400,158
Distribution fee--Class A                              364,323
Distribution fee--Class B                              778,275
Distribution fee--Class C                              508,850
Distribution fee--Class R                                2,024
Distribution fee--Class K                                1,557
Transfer agency--Class A                               151,786
Transfer agency--Class B                               112,326
Transfer agency--Class C                                66,600
Transfer agency--Advisor Class                         184,478
Transfer agency--Class R                                 1,039
Transfer agency--Class K                                 1,113
Transfer agency--Class I                                44,684
Custodian                                              121,980
Registration fees                                       78,641
Administrative                                          42,000
Audit                                                   26,026
Trustees' fees                                          20,526
Printing                                                19,756
Legal                                                   17,223
Miscellaneous                                           21,904
Total expenses                                       4,965,269
Less: expenses waived by the Distributor
  (see Note C)                                        (544,792)
Less: expense offset arrangement
  (see Note B)                                         (11,815)
Net expenses                                                          4,408,662
Net investment income                                                 6,131,349

Realized and Unrealized Gain on
Investment Transactions
Net realized gain on investment
  transactions                                                       23,965,894
Net change in unrealized appreciation/
  depreciation of investments                                        16,341,635
Net gain on investment transactions                                  40,307,529

Net Increase in Net Assets
  from Operations                                                  $ 46,438,878


See notes to financial statements.


ALLIANCEBERNSTEIN VALUE FUND o 17


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months Ended    Year Ended
                                                  May 31, 2006     November 30,
                                                  (unaudited)         2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    6,131,349   $   12,246,756
Net realized gain on investment
  transactions                                      23,965,894      139,639,301
Net change in unrealized
  appreciation/depreciation
  of investments                                    16,341,635      (73,265,055)
Net increase in net assets from
  operations                                        46,438,878       78,621,002

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                           (3,422,522)      (2,100,004)
  Class B                                           (1,199,442)        (760,158)
  Class C                                             (709,505)        (414,764)
  Advisor Class                                     (4,519,279)      (7,617,260)
  Class R                                               (9,611)          (6,893)
  Class K                                              (22,097)              -0-
  Class I                                             (722,676)              -0-
Net realized gain on investment
  transactions
  Class A                                          (12,223,295)      (3,482,904)
  Class B                                           (8,480,902)      (3,360,341)
  Class C                                           (5,398,406)      (1,832,930)
  Advisor Class                                    (13,635,756)     (10,244,885)
  Class R                                              (40,047)         (12,301)
  Class K                                              (59,265)              -0-
  Class I                                           (1,960,746)              -0-

Transactions in Shares of
Beneficial Interest
Net increase (decrease)                            150,113,558     (279,761,134)
Total increase (decrease)                          144,148,887     (230,972,572)

Net Assets
Beginning of period                                793,569,842    1,024,542,414
End of period (including undistributed
  net investment income of $5,891,451
  and $10,365,234, respectively)                $  937,718,729   $  793,569,842


See notes to financial statements.


18 o ALLIANCEBERNSTEIN VALUE FUND


NOTES TO FINANCIAL STATEMENTS
May 31, 2006 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the "Trust") was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.


ALLIANCEBERNSTEIN VALUE FUND o 19


In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


20 o ALLIANCEBERNSTEIN VALUE FUND


2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are


ALLIANCEBERNSTEIN VALUE FUND o 21


charged to each Fund in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.20%, 2.70%, 2.45% and
2.20% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended May 31, 2006, there were no expenses reimbursed by the Adviser.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended May 31, 2006, such fees amounted to $42,000.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $277,056 for the six months ended May 31, 2006.

For the six months ended May 31, 2006, the Fund's expenses were reduced by $11,815 under an expense offset arrangement with ABIS.


22 o ALLIANCEBERNSTEIN VALUE FUND


AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,586 from the sale of Class A shares and received $4,053, $45,207 and $3,929 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2006.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2006, amounted to $96,490, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are being limited to .30% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2006, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $544,792 for Class B shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $434,105, $763,198, $27,250 and $1,772 for Class B, Class C, Class R and Class
K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


ALLIANCEBERNSTEIN VALUE FUND o 23


NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2006, were as follows:

                                                  Purchases           Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $  186,681,177   $   75,737,208
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                    $  157,575,286
Gross unrealized depreciation                                       (33,640,877)
Net unrealized appreciation                                      $  123,934,409


NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months       Year        Six Months         Year
                        Ended         Ended           Ended           Ended
                     May 31, 2006  November 30,   May 31, 2006     November 30,
                     (unaudited)       2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            4,365,510     6,698,285   $  56,575,776   $  85,299,090
Shares issued in
  reinvestment of
  of dividends and
  distributions        1,139,017       390,972      14,271,888       4,910,603
Shares converted
  from Class B           208,129       301,289       2,700,389       3,842,579
Shares redeemed       (4,227,770)   (4,821,413)    (54,859,385)    (61,423,020)
Net increase           1,484,886     2,569,133   $  18,688,668   $  32,629,252

Class B
Shares sold              524,814     1,387,295   $   6,770,317   $  17,438,185
Shares issued in
  reinvestment of
  of dividends and
  distributions          587,898       241,565       7,342,844       3,024,389
Shares converted
  to Class A            (208,638)     (303,460)     (2,700,389)     (3,842,579)
Shares redeemed       (1,894,405)   (3,656,838)    (24,597,936)    (46,239,621)
Net decrease            (990,331)   (2,331,438)  $ (13,185,164)  $ (29,619,626)


24 o ALLIANCEBERNSTEIN VALUE FUND


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months       Year        Six Months         Year
                        Ended         Ended           Ended           Ended
                    May 31, 2006   November 30,   May 31, 2006     November 30,
                     (unaudited)       2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class C
Shares sold              511,757     1,372,421   $   6,564,062   $  17,320,397
Shares issued in
  reinvestment of
  of dividends and
  distributions          333,746       120,459       4,168,492       1,508,142
Shares redeemed         (925,853)   (1,621,436)    (11,971,784)    (20,441,925)
Net decrease             (80,350)     (128,556)  $  (1,239,230)  $  (1,613,386)

Advisor Class
Shares sold            6,470,048    12,457,626   $  84,190,639   $ 158,472,685
Shares issued in
  reinvestment of
  of dividends and
  distributions        1,382,642     1,396,391      17,393,630      17,608,491
Shares redeemed       (2,963,691)  (37,973,354)    (38,804,636)   (493,568,871)
Net increase
  (decrease)           4,888,999   (24,119,337)  $  62,779,633   $(317,487,695)

Class R
Shares sold               17,616        22,756   $     227,891   $     290,145
Shares issued in
  reinvestment of
  of dividends and
  distributions            1,149           335          14,382           4,211
Shares redeemed          (10,133)      (18,514)       (132,426)       (238,824)
Net increase               8,632         4,577   $     109,847   $      55,532

                                     March 1,                       March 1,
                                    2005(a) to                     2005(a) to
                                   November 30,                    November 30,
                                       2005                           2005
                                   ------------                  --------------
Class K
Shares sold               10,907        84,664   $     139,643   $   1,067,974
Shares issued in
  reinvestment of
  of dividends and
  distributions            6,464            -0-         80,609              -0-
Shares redeemed           (3,057)           -0-        (40,593)             -0-
Net increase              14,314        84,664   $     179,659   $   1,067,974

(a) Commencement of distribution.


ALLIANCEBERNSTEIN VALUE FUND o 25


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months      March 1,     Six Months        March 1,
                        Ended        2005(a) to       Ended         2005(a) to
                     May 31, 2006   November 30,   May 31, 2006    November 30,
                     (unaudited)       2005        (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class I
Shares sold            6,773,562     2,960,811   $  88,937,679   $  37,690,375
Shares issued in
  reinvestment of
  of dividends and
  distributions          214,674            -0-      2,683,422              -0-
Shares redeemed         (672,827)     (192,007)     (8,840,956)     (2,483,560)
Net increase           6,315,409     2,768,804   $  82,780,145   $  35,206,815

(a) Commencement of distribution.


NOTE F

Risk Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2006.


26 o ALLIANCEBERNSTEIN VALUE FUND


NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 were as follows:

                                                 2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $   10,899,079   $    6,370,588
  Long-term capital gains                       18,933,361               -0-
Total taxable distributions                     29,832,440        6,370,588
Total distributions paid                    $   29,832,440   $    6,370,588


As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $   13,311,969
Undistributed long term capital gains                            38,581,730
Unrealized appreciation/(depreciation)                          107,592,774
Total accumulated earnings/(deficit)                         $  159,486,474(a)

(a) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to tax treatment of organization costs.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships


ALLIANCEBERNSTEIN VALUE FUND o 27


described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market


28 o ALLIANCEBERNSTEIN VALUE FUND


timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to pro-


ALLIANCEBERNSTEIN VALUE FUND o 29


duce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts


30 o ALLIANCEBERNSTEIN VALUE FUND


with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN VALUE FUND o 31


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                         Class A
                                      --------------------------------------------------------------------------------
                                      Six Months                                                            March 29,
                                         Ended                                                              2001(a) to
                                        May 31,                     Year Ended November 30,                  November
                                          2006     ------------------------------------------------------       30,
                                      (unaudited)       2005         2004           2003          2002         2001
                                     ------------  -------------  ----------  ---------------  ----------  -----------
Net asset value,
  beginning of period                   $13.25          $12.63      $10.96           $9.44       $10.26       $10.00

Income From Investment
  Operations
Net investment income(b)                   .09             .17         .14(c)(d)       .11          .10          .06(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .65             .82        1.63            1.48         (.87)         .20
Net increase (decrease) in
  net asset value from
  operations                               .74             .99        1.77            1.59         (.77)         .26

Less: Dividends and
  Distributions
Dividends from
  net investment income                   (.20)           (.14)       (.10)           (.07)        (.05)          -0-
Distributions from
  net realized gain on
  investment transactions                 (.70)           (.23)         -0-             -0-          -0-          -0-
Total dividends and
  distributions                           (.90)           (.37)       (.10)           (.07)        (.05)          -0-
Net asset value, end of period          $13.09          $13.25      $12.63          $10.96        $9.44       $10.26

Total Return
Total investment return based
  on net asset value(e)                   5.86%           8.04%      16.26%          16.93%       (7.56)%       2.60%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $246,850        $230,269    $187,004        $136,924      $95,295      $59,437
Ratio to average net assets of:
  Expenses, net of waivers                1.06%(f)(g)     1.16%       1.18%           1.45%        1.45%        1.71%(f)
  Expenses, before waivers                1.06%(f)(g)     1.16%       1.32%           1.45%        1.45%        1.74%(f)
  Net investment income                   1.34%(f)(g)     1.31%       1.17%(c)(d)     1.12%         .99%         .79%(c)(f)
Portfolio turnover rate                      9%             25%         27%             27%          11%          14%


See footnote summary on page 38.


32 o ALLIANCEBERNSTEIN VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                          Class B
                                      ----------------------------------------------------------------------------------
                                      Six Months                                                              March 29,
                                         Ended                                                               2001(a) to
                                        May 31,                     Year Ended November 30,                   November
                                          2006     --------------------------------------------------------      30,
                                      (unaudited)         2005           2004          2003         2002        2001
                                     ------------  -----------------  ----------  -------------  ----------  -----------
Net asset value,
  beginning of period                   $13.12             $12.50       $10.86           $9.37     $10.22       $10.00

Income From Investment
  Operations
Net investment income(b)                   .08(h)             .08(h)       .05(c)(d)       .04        .03          .01(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .65                .82         1.62            1.46       (.87)         .21
Net increase (decrease) in
  net asset value from
  operations                               .73                .90         1.67            1.50       (.84)         .22

Less: Dividends and
  Distributions
Dividends from
  net investment income                   (.10)              (.05)        (.03)           (.01)      (.01)          -0-
Distributions from
  net realized gain on
  investment transactions                 (.70)              (.23)          -0-             -0-        -0-          -0-
Total dividends and
  distributions                           (.80)              (.28)        (.03)           (.01)      (.01)          -0-
Net asset value, end of period          $13.05             $13.12       $12.50          $10.86      $9.37       $10.22

Total Return
Total investment return based
  on net asset value(e)                   5.83%              7.34%       15.41%          16.03%     (8.22)%       2.20%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $146,880           $160,666     $182,244        $174,262   $146,704      $88,579
Ratio to average net assets of:
  Expenses, net of waivers                1.08%(f)(g)        1.82%        1.90%           2.18%      2.18%        2.42%(f)
  Expenses, before waivers                1.78%(f)(g)        1.87%        2.04%           2.18%      2.18%        2.46%(f)
  Net investment income                   1.30%(f)(g)(h)      .63%(h)      .43%(c)(d)      .39%       .27%         .08%(c)(f)
Portfolio turnover rate                      9%                25%          27%             27%        11%          14%

See footnote summary on page 38.


ALLIANCEBERNSTEIN VALUE FUND o 33


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                            Class C
                                      --------------------------------------------------------------------------------
                                      Six Months                                                            March 29,
                                         Ended                                                              2001(a) to
                                        May 31,                     Year Ended November 30,                  November
                                          2006     ------------------------------------------------------       30,
                                      (unaudited)       2005         2004           2003          2002         2001
                                     ------------  -------------  ----------  ---------------  ----------  -----------
Net asset value,
  beginning of period                   $13.12          $12.51      $10.86           $9.37       $10.21       $10.00

Income From Investment
  Operations
Net investment income(b)                   .04             .08         .05(c)(d)       .04          .03           -0-(c)(i)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .64             .81        1.63            1.46         (.86)         .21
Net increase (decrease) in
  net asset value from
  operations                               .68             .89        1.68            1.50         (.83)         .21

Less: Dividends and
  Distributions
Dividends from
  net investment income                   (.09)           (.05)       (.03)           (.01)        (.01)          -0-
Distributions from
  net realized gain on
  investment transactions                 (.70)           (.23)         -0-             -0-          -0-          -0-
Total dividends and
  distributions                           (.79)           (.28)       (.03)           (.01)        (.01)          -0-
Net asset value, end of period          $13.01          $13.12      $12.51          $10.86        $9.37       $10.21

Total Return
Total investment return based
  on net asset value(e)                   5.45%           7.26%      15.50%          16.03%       (8.13)%       2.10%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $99,771        $101,654     $98,512         $81,928      $61,459      $38,661
Ratio to average net assets of:
  Expenses, net of waivers                1.77%(f)(g)     1.86%       1.88%           2.16%        2.16%        2.43%(f)
  Expenses, before waivers                1.77%(f)(g)     1.86%       2.03%           2.16%        2.16%        2.47%(f)
  Net investment income                    .62%(f)(g)      .59%        .45%(c)(d)      .42%         .28%         .06%(c)(f)
Portfolio turnover rate                      9%             25%         27%             27%          11%          14%

See footnote summary on page 38.


34 o ALLIANCEBERNSTEIN VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                       Advisor Class
                                     ---------------------------------------------------------------------------------
                                      Six Months                                                             March 29,
                                         Ended                                                              2001(a) to
                                        May 31,                     Year Ended November 30,                  November
                                          2006     ------------------------------------------------------       30,
                                      (unaudited)       2005         2004           2003          2002         2001
                                     ------------  ------------  ------------  -------------  -----------  -----------
Net asset value,
  beginning of period                   $13.34          $12.70      $11.01           $9.48       $10.29       $10.00

Income From Investment
  Operations
Net investment income(b)                   .11             .20         .17(c)(d)       .14          .15          .08(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .64             .84        1.65            1.48         (.90)         .21
Net increase (decrease) in
  net asset value from
  operations                               .75            1.04        1.82            1.62         (.75)         .29

Less: Dividends and
  Distributions
Dividends from
  net investment income                   (.23)           (.17)       (.13)           (.09)        (.06)          -0-
Distributions from
  net realized gain on
  investment transactions                 (.70)           (.23)         -0-             -0-          -0-          -0-
Total dividends and
  distributions                           (.93)           (.40)       (.13)           (.09)        (.06)          -0-
Net asset value, end of period          $13.16          $13.34      $12.70          $11.01        $9.48       $10.29

Total Return
Total investment return based
  on net asset value(e)                   5.96%           8.41%      16.68%          17.28%       (7.30)%       2.90%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $323,234        $262,311    $556,117        $370,847     $232,335      $11,447
Ratio to average net assets of:
  Expenses, net of waivers                 .76%(f)(g)      .83%        .88%           1.15%        1.23%        1.40%(f)
  Expenses, before waivers                 .76%(f)(g)      .83%       1.02%           1.15%        1.23%        1.44%(f)
  Net investment income                   1.68%(f)(g)     1.54%       1.47%(c)(d)     1.42%        1.55%        1.14%(c)(f)
Portfolio turnover rate                      9%             25%         27%             27%          11%          14%

See footnote summary on page 38.


ALLIANCEBERNSTEIN VALUE FUND o 35


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                 Class R
                                            --------------------------------------------------
                                            Six Months                             November 3,
                                               Ended            Year Ended         2003(j) to
                                              May 31,           November 30,        November
                                                2006     ------------------------      30,
                                           (unaudited)       2005         2004        2003
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $13.23        $12.63       $10.95        $10.91

Income From Investment Operations
Net investment income(b)                         .07           .14          .12(c)(d)     .01
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                   .64           .82         1.64           .03
Net increase in net asset value from
  operations                                     .71           .96         1.76           .04

Less: Dividends and Distributions
Dividends from net investment income            (.17)         (.13)        (.08)           -0-
Distributions from net realized gain on
  investment transactions                       (.70)         (.23)          -0-           -0-
Total dividends and distributions               (.87)         (.36)        (.08)           -0-
Net asset value, end of period                $13.07        $13.23       $12.63        $10.95

Total Return
Total investment return based on net
  asset value(e)                                5.64%         7.77%       16.11%          .37%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $861          $757         $665           $10
Ratio to average net assets of:
  Expenses, net of waivers                      1.38%(f)(g)   1.40%        1.40%         1.81%(f)
  Expenses, before waivers                      1.38%(f)(g)   1.40%        1.54%         1.81%(f)
  Net investment income                         1.03%(f)(g)   1.06%        1.07%(c)(d)   1.16%(f)
Portfolio turnover rate                            9%           25%          27%           27%


See footnote summary on page 38.


36 o ALLIANCEBERNSTEIN VALUE FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                            Class K
                                                     -----------------------
                                                    Six Months
                                                       Ended       March 1,
                                                      May 31,     2005(j) to
                                                        2006       November
                                                    (unaudited)    30, 2005
                                                     ----------   ----------
Net asset value, beginning of period                   $13.26       $12.84

Income From Investment Operations
Net investment income(b)                                  .09          .17
Net realized and unrealized gain on investment
  and foreign currency transactions                       .64          .25
Net increase in net asset value from operations           .73          .42

Less: Dividends and Distributions
Dividends from net investment income                     (.26)          -0-
Distributions from net realized gain on
  investment transactions                                (.70)          -0-
Total dividends and distributions                        (.96)          -0-
Net asset value, end of period                         $13.03       $13.26

Total Return
Total investment return based on net asset
  value(e)                                               5.84%        3.27%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $1,290       $1,123
Ratio to average net assets of:
  Expenses(f)                                            1.05%(g)     1.10%
  Net investment income(f)                               1.37%(g)     2.93%
Portfolio turnover rate                                     9%          25%


See footnote summary on page 38.


ALLIANCEBERNSTEIN VALUE FUND o 37


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                            Class I
                                                     -----------------------
                                                     Six Months
                                                        Ended      March 1,
                                                       May 31,    2005(j) to
                                                        2006       November
                                                    (unaudited)    30, 2005
                                                     ----------   ----------
Net asset value, beginning of period                   $13.29       $12.84

Income From Investment Operations
Net investment income(b)                                  .11          .16
Net realized and unrealized gain on investment
  and foreign currency transactions                       .64          .29
Net increase in net asset value from operations           .75          .45

Less: Dividends and Distributions
Dividends from net investment income                     (.26)          -0-
Distributions from net realized gain on
  investment transactions                                (.70)          -0-
Total dividends and distributions                        (.96)          -0-
Net asset value, end of period                         $13.08       $13.29

Total Return
Total investment return based on net asset
  value(e)                                               5.96%        3.51%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).           $118,833      $36,790
Ratio to average net assets of:
  Expenses(f)                                             .75%(g)      .83%
  Net investment income(f)                               1.69%(g)     1.78%
Portfolio turnover rate                                     9%          25%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived by the Adviser.

(d)  Net of fees and expenses waived by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) The ratio includes expenses attributable to estimated cost of proxy solicitation.

(h)  Net of fees and expenses waived by the Distributor.

(i)  Amount is less than $.005.

(j)  Commencement of distribution.


38 o ALLIANCEBERNSTEIN VALUE FUND


BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Marilyn G. Fedak(2), Senior Vice President
Thomas J. Bardong, Vice President
John Mahedy(2), Vice President
Christopher Marx(2), Vice President
John D. Phillips(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund are made by the U.S. Value Investment Policy Group. Ms. Fedak and Messrs. Mahedy, Marx and Phillips are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN VALUE FUND o 39


Information Regarding the Review and Approval of the Fund's Advisory Agreement

[In this disclosure, the term "Trust" refers to AllianceBernstein Trust, and the term "Fund" refers to AllianceBernstein Value Fund.]

The Trust's disinterested trustees (the "trustees") unanimously approved the continuance of the Advisory Agreement between the Trust and the Adviser in respect of the Fund at a meeting held on December 14, 2005.

In preparation for the meeting, the trustees had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed an independent evaluation from the Trust's Senior Officer (who is also the Trust's Independent Compliance Officer) of the reasonableness of the advisory fees in the Trust's Advisory Agreement in respect of the Fund (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The trustees noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund. The Senior Officer noted that he had adjusted the Lipper quintile information as he prefers to use a different methodology than Lipper for assigning Fund performance to quintiles.

Prior to voting, the trustees reviewed the proposed continuance of the Advisory Agreement in respect of the Fund with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The trustees also discussed the proposed continuance in four private sessions at which only the trustees, their independent counsel and the Trust's Independent Compliance Officer were present. In reaching their determinations


40 o ALLIANCEBERNSTEIN VALUE FUND


relating to continuance of the Advisory Agreement in respect of the Fund, the trustees considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates of the Fund compared to other investment companies with similar objectives;

10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

12. the Senior Officer's evaluation of the reasonableness of the fee in respect of the Fund payable to the Adviser;


ALLIANCEBERNSTEIN VALUE FUND o 41


13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and the trustees attributed different weights to the various factors.

The trustees determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees' reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Fund (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.

Nature, extent and quality of services provided by the Adviser

The trustees noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the trustees, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of trustees of the Trust who are affiliated persons of the Adviser and of the officers of the Fund.

The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of


42 o ALLIANCEBERNSTEIN VALUE FUND


the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the trustees on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The trustees noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The trustees also reviewed information in respect of 2004 that had been prepared with an updated expense allocation methodology. The trustees noted that the updated expense allocation methodology would be used to prepare profitability information for 2005, and that it differed in various respects from the methodology used in prior years. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type.

The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the


ALLIANCEBERNSTEIN VALUE FUND o 43


effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The trustees focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The trustees recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the trustees regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the trustees in May 2005 on this subject. The trustees noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Trust's 12b-1 plan and retains a portion of such 12b-1 fees; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with certain of such transactions. The trustees noted that the Adviser had made a recent presentation to the trustees detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The trustees recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The trustees understood that the Adviser might derive reputational and other benefits from its association with the Fund.


44 o ALLIANCEBERNSTEIN VALUE FUND


Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 12 to 11 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 89 to 65 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1- and 3-year periods, and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 1000 Value Index for periods ended September 30, 2005 over the year to date ("YTD"), 1- and 3-year and since inception periods (March 2001 inception). The trustees noted that in the Performance Group comparison the Fund was in the 4th quintile in the 1- and 3-year periods (adjusted to 5th quintile in the 3-year period by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles), and in the Performance Universe comparison the Fund was in the 4th quintile in the 1-year period and 3rd quintile in the 3-year period. The comparative information showed that the Fund outperformed the Index in the since inception period and underperformed the Index in the YTD, 1- and 3-year periods. Based on their review and their discussion of the reasons for the Fund's recent performance with the Adviser, the trustees retained confidence in the Adviser's ability to continue to advise the Fund and concluded that the Fund's investment performance was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Fund. They also received an oral presentation from the Adviser that supplemented such information. The trustees noted that the institutional fee schedule for clients with a comparable investment style to the Fund had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The trustees also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The trustees noted that the Adviser may, in some cases, negotiate fee


ALLIANCEBERNSTEIN VALUE FUND o 45


rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The trustees also reviewed information provided by the Adviser that indicated that the Fund pays a higher fee rate than certain registered investment companies with similar investment strategies as the Fund that are sub-advised by the Adviser.

The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by nonaffiliated service providers and is responsible for the compensation of the Trust's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median. The trustees noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 1 basis point. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund


46 o ALLIANCEBERNSTEIN VALUE FUND


for the same fee rate as the Fund. The trustees also noted that the Fund's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently significantly less than the cap), was somewhat lower than the Expense Group median and materially lower than the Expense Universe median. The trustees concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The trustees also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


ALLIANCEBERNSTEIN VALUE FUND o 47


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


48 o ALLIANCEBERNSTEIN VALUE FUND


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Trust (the "Trust") in respect of AllianceBernstein Value Fund (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Trustees on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


ALLIANCEBERNSTEIN VALUE FUND o 49


connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                   Net Assets         Advisory Fee Based
                    02/28/06            on % of Average
Category           (million)           Daily Net Assets                Fund
-------------------------------------------------------------------------------
Value                $852.7        55 bp on 1st $2.5 billion        Value Fund
                                   45 bp on next $2.5 billion
                                   40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                          As a % of Average
Fund                                        Amount         Daily Net Assets
-------------------------------------------------------------------------------
Value Fund                                  $88,000              0.01%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap as of its most recent fiscal year end; accordingly the expense limitation undertaking of the Fund was of no effect.

                    Expense Cap Pursuant to           Gross         Fiscal
                      Expense Limitation             Expense         Year
Fund                      Undertaking                 Ratio           End
-------------------------------------------------------------------------------
Value Fund           Class A         2.50%            1.16%        November 30
                     Class B         3.20%            1.87%
                     Class C         3.20%            1.86%
                     Class R         2.70%            1.40%
                     Class K         2.45%            1.10%
                     Class I         2.20%            0.83%
                     Adv. Class      2.20%            0.83%


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


50 o ALLIANCEBERNSTEIN VALUE FUND


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the


ALLIANCEBERNSTEIN VALUE FUND o 51


AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

              Net Assets     AllianceBernstein ("AB")    Effective      Fund
               02/28/06      Institutional ("Inst.")      AB Inst.    Advisory
Fund            ($MIL)            Fee Schedule           Adv. Fee      Fee(4)
-------------------------------------------------------------------------------
Value Fund      $852.7     Diversified Value               0.284%      0.550%
                           65 bp on 1st $25 million
                           50 bp on next $25 million
                           40 bp on next $50 million
                           30 bp on next $100 million
                           25 bp on the balance
                           Minimum Account Size: $2 m


The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                    AVPS Portfolio               Fee Schedule
-------------------------------------------------------------------------------
Value Fund             Value Portfolio         55 bp on 1st $2.5 billion
                                               45 bp on next $2.5 billion
                                               40 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(5) for the Luxembourg fund that has a similar investment strategy as the Fund:

Fund                                                               Fee
-------------------------------------------------------------------------------
Equity Value                                                      1.50%


(4) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.

(5) The "all-in" fee shown is for the class A shares of Global Growth. This includes a fee for investment advisory services and a separate fee for distribution related services.


52 o ALLIANCEBERNSTEIN VALUE FUND


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships.

Fund                        Sub-advised Fund              Fee Schedule
-------------------------------------------------------------------------------
Value Fund                     Client # 1         0.25% for first $500 million
                                                  0.20% thereafter

                               Client # 2(6)      0.50% on first $1 billion
                                                  0.40% on next $1 billion
                                                  0.30% on next $1 billion
                                                  0.20% thereafter

                               Client # 3         0.23% on first $300 million
                                                  0.20% thereafter

                               Client # 4         0.27% on first $300 million
                                                  0.16% on next $700 million
                                                  0.13% thereafter

                               Client # 5         0.20%

                               Client # 6         Base fee of
                                                  0.15% on first $1 billion
                                                  0.14% on next $2 billion
                                                  0.12% on next $2 billion
                                                  0.10% thereafter
                                                  +/- Performance Fee(7)

                               Client # 7         0.60% on first $10 million
                                                  0.50% on next $15 million
                                                  0.40% on next $25 million
                                                  0.30% on next $50 million
                                                  0.25% on next $50 million
                                                  0.225% on next $50 million
                                                  0.20% thereafter
                                                  0.47% on first $50 million
                                                  for first six months

                               Client # 8         0.60% on first $10 million
                                                  0.50% on next $15 million
                                                  0.40% on next $25 million
                                                  0.30% on next $50 million
                                                  0.25% on next $50 million
                                                  0.225% on next $50 million
                                                  0.175% on next $50 million
                                                  0.15% thereafter


(6)  This is the fee schedule of a fund managed by an affiliate of the Adviser.

(7) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Russell 1000 Value Index over a cumulative 36-month period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.15%.


ALLIANCEBERNSTEIN VALUE FUND o 53


It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(8)

                                          Effective       Lipper
                                         Management       Group
Fund                                        Fee(9)        Median       Rank
-------------------------------------------------------------------------------
Value Fund                                  0.550         0.760        1/12

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(10) and Lipper Expense Universe.(11) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same



(8) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(9) The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(10) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


54 o ALLIANCEBERNSTEIN VALUE FUND


investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below.

                      Expense      Lipper      Lipper      Lipper      Lipper
                       Ratio       Group       Group      Universe    Universe
Fund                  (%)(12)    Median (%)     Rank     Median (%)     Rank
-------------------------------------------------------------------------------
Value Fund             1.157       1.249        4/12       1.328        9/66

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


(12)  The total expense ratio shown is for the Fund's Class A shares.


ALLIANCEBERNSTEIN VALUE FUND o 55


AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(13)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                          Amount Received
-------------------------------------------------------------------------------
Value Fund                                                        $20,554

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

                                                    12b-1 Fees
Fund                                                 Received     CDSC Received
-------------------------------------------------------------------------------
Value Fund                                          $3,368,946      $179,487

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                              ABIS Fee(14)
-------------------------------------------------------------------------------
Value Fund                                                         $1,198,428


(13) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

(14) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


56 o ALLIANCEBERNSTEIN VALUE FUND


The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.


ALLIANCEBERNSTEIN VALUE FUND o 57


The information below, which was prepared by Lipper, shows the 1 and 3 year performance ranking of the Fund(15) relative to its Lipper Performance Group(16) and Lipper Performance Universe(17) for the periods ended December 31, 2005:

Value Fund                   Group        Universe
  1 year                      6/12          58/90
  3 year                      7/11          49/68

Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold)(18) versus its benchmark:(19)

                                             Periods Ending December 31, 2005
                                                  Annualized Performance
-------------------------------------------------------------------------------
                                               1           3          Since
Fund                                          Year        Year      Inception
-------------------------------------------------------------------------------
Value Fund                                    5.45       15.52         7.33
Russell 1000 Value Index                      7.05       17.49         6.91

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(15)  The performance rankings are for the Class A shares of the Fund.

(16)  The Lipper Performance Group is identical to the Lipper Expense Group.

(17) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(18)  The performance returns shown are for the Class A shares of the Fund.

(19) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


58 o ALLIANCEBERNSTEIN VALUE FUND


NOTES


ALLIANCEBERNSTEIN VALUE FUND o 59


NOTES


60 o ALLIANCEBERNSTEIN VALUE FUND


ALLIANCEBERNSTEIN VALUE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


VAL-0152-0506


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.      DESCRIPTION OF EXHIBIT
-----------      ----------------------

12 (b) (1)       Certification of Principal Executive Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)       Certification of Principal Financial Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Trust

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: July 28, 2006

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: July 28, 2006